Exhibit 99.1
Endurance Specialty Holdings Ltd.
2009 Loss Development Triangles

2009 Loss Development Triangle Cautionary Language
This report is for informational purposes only and is current as of December 31, 2009. We are under no obligation and do not expect to update or revise this report, whether as a result of new information, future events or otherwise, even when such new data has been reflected in the Company’s filings with the U.S. Security and Exchange Commission (the “SEC”) or otherwise. Although the loss development patterns disclosed in this report are an important factor in the process used to estimate loss reserve requirements, they are not the only factors considered in establishing reserves. The process for establishing reserves is subject to considerable variability and requires the use of informed estimates and judgments. Important details, such as specific loss development expectations for particular contracts, years or events, cannot be developed solely by analyzing the information provided in this report. In addition to analyzing loss development information, management incorporates additional information into the reserving process, such as pricing for insurance and reinsurance products as well as current market conditions. Readers must keep these and other qualifications more fully described in this report in mind when reviewing this information. This report should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. (“Endurance” or the “Company”) with the SEC, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.
Safe Harbor for Forward-Looking Statements
Some of the statements in this report may include forward-looking statements which reflect management’s current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to the Company in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this report for purposes of the U.S. federal securities laws or otherwise. The Company intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.
All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements in this report. These factors include, but are not limited to, (i) changes in the size of the claims payable by Endurance relating to natural catastrophes, (ii) greater frequency or severity of claims and loss activity than Endurance’s underwriting, reserving or investment practices anticipate based upon historical experience or industry data, (iii) trends in rates for property and casualty insurance and reinsurance, (iv) changes in the judicial, legislative or regulatory environments in which Endurance operates, (v) changes in general economic conditions, including foreign currency exchange rates, inflation and other factors and (vi) the other factors described in the Company’s most recently filed Annual Report on Form 10-K.
Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation publicly to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

ENDURANCE SPECIALTY HOLDINGS LTD.
2009 GLOBAL LOSS TRIANGLES
Table of Contents

Section	Page

I. Introduction	1

II. Observations on Data Presented	3

III. Data Compilation and Definitions	4

IV. Triangle Class Definitions	11

V. Overview of Reserving Methodology	16

VI. Reconciliations	19

VII. Data and Exhibits (Summary Exhibits and Triangles)

Consolidated Total	Exhibit 1
Insurance Segment
High Attaching Excess of Loss Casualty	Exhibit 2
United States Sourced Casualty	Exhibit 3
Workers’ Compensation	Exhibit 4
Agriculture and Other Specialty	Exhibit 5
International Sourced Property	Exhibit 6
United States Sourced Property	Exhibit 7
Reinsurance Segment
Casualty Directors and Officers	Exhibit 8
Casualty Motor	Exhibit 9
Casualty Other	Exhibit 10
Workers’ Compensation	Exhibit 11
Agriculture and Other Specialty	Exhibit 12
Short Tail Marine and Aerospace	Exhibit 13
Short Tail Property	Exhibit 14
Short Tail Surety	Exhibit 15
Consolidated Workers’ Compensation	Exhibit 16
Insurance Long Tail	Exhibit 17
Insurance Other	Exhibit 18
Insurance Short Tail	Exhibit 19
Reinsurance Long Tail	Exhibit 20
Reinsurance Other	Exhibit 21
Reinsurance Short Tail	Exhibit 22
Insurance Segment	Exhibit 23
Reinsurance Segment	Exhibit 24

Endurance Specialty Holdings Ltd.
2009 Global Loss Triangles
I. INTRODUCTION
This report provides additional information on the loss development characteristics of Endurance Specialty Holdings Ltd. and its consolidated subsidiaries (“Endurance” or the “Company”) as of December 31, 2009. This report provides greater detail on Endurance’s reserves by showing global loss triangles for gross paid and reported loss and loss adjustment expenses (“LAE”) by accident year at annual evaluation dates. The most recent evaluation is as of December 31, 2009. In addition, accident year summary exhibits are provided which further highlight the gross, ceded, and net results by business segment and triangle classes as of December 31, 2009. These summaries include: earned premiums, paid loss and allocated loss adjustment expenses (“ALAE”); cases outstanding losses; additional case reserves; incurred but not reported losses (“IBNR”); unallocated loss adjustment expenses reserve (“ULAE”); and the ultimate loss & LAE ratios as of December 31, 2009 on an inception to date basis. Section II of this document offers general observations on the data presented in both the triangles and the summary exhibits, while Section III provides a discussion of the means used to compile the data, as well as definitions for many of the terms used in this disclosure. A more detailed description of the business underlying the triangle information is found in Section IV of this report. Section V of this report contains a summary description of management’s loss reserving methodology.
The inherent uncertainty associated with the estimation of loss and LAE reserves remains a significant balance sheet risk for all property-casualty specialty insurance and reinsurance companies, including Endurance. Management believes the triangles and corresponding accident year summary exhibits along with the narrative in this report provide additional insight into the loss development characteristics of Endurance’s diversified businesses.
The process of establishing and periodically adjusting loss and LAE reserves is an inherently complex process containing numerous management judgments related to the segmentation of data, methodologies utilized and their associated parameters, along with the weights applied to the various techniques used in the reserving process. Actuarial determinations of unpaid future losses and LAE are subject to potential errors of estimation, which could be significant, due to the fact that the ultimate disposition of claims incurred prior to the date of such estimation, whether reported to Endurance or not, is subject to the outcome of events that have not yet occurred. Likewise, any estimate of future costs associated with claims settlement is subject to the inherent limitation on the ability to predict the course of future events. Consequently, it should be expected that the actual emergence of the ultimate loss and LAE will vary, perhaps considerably, from any prior estimate. Readers should also review additional reserve disclosures and company risk factors that are provided in the Company’s most recent Annual Report on Form 10-K filed with the SEC.
Readers of this report are strongly advised against projecting ultimate losses and LAE for Endurance directly from the loss development triangles in this report, as these calculations rarely take into account fully the true underlying nature of the liabilities. The fourteen triangle classes we have selected are the compilation of over 200 discrete reserving groups within Endurance that represent different geographies, pricing environments, legislative climates, and policy forms.

Endurance Specialty Holdings Ltd.
2009 Global Loss Triangles
Also, depending upon which actuarial reserving method is utilized, the presence or absence of large catastrophe losses and how they are treated may have a significant impact on the estimated ultimate loss and LAE. In addition, changes to the premium volume, mix of business and the underlying exposures within a class may have significant effects on the resulting ultimate loss estimates and overall reserve levels. Without incorporating this critical information, the results derived from a direct extrapolation of the loss development triangles in this report have the potential of being materially misleading.
The triangles and summary exhibits are provided for both the Insurance and Reinsurance segments of the Company. In addition, while analysis, reviews and reporting of reserves focuses primarily on the loss reserve development classes within each business segment, the information provided in the triangles in this report has been expanded to capture some of the additional differences in reporting that naturally occur within these lines of business. For ease of comparison, a reconciliation of the information presented in this report to our five reserve development tails and two segments is provided. The losses in these exhibits and triangles represent the Company’s December 31, 2009 gross, ceded and net loss and LAE reserves in their entirety, although these amounts have been adjusted for changes in foreign currency. A reconciliation to select data from the Company’s financial statements prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) is included in Section VI of this document.
As discussed more fully in Section III, the accident year losses in these exhibits and triangles are adjusted for changes in calendar year earned premium adjustments and foreign exchange movements. Because of these adjustments, which we would expect to continue, future versions of this information will not tie directly to the data included in this report.
Changes to Prior Versions of the Global Loss Triangles
Additionally, the 2009 Global Loss Triangles presents the Insurance Agriculture and Other Specialty Line on a basis that is net of cessions to the Federal Crop Insurance Corporation (“FCIC”). Hence for the Insurance segment, the gross experience is net of FCIC cessions but gross of third party reinsurance. The net experience is net of all reinsurance (FCIC and third party) and remains consistent with the information presented in the 2008 version of the Global Loss Triangles. It is management’s opinion that presenting the Insurance Agriculture and Other Specialty Line experience on this basis provides the user additional insights on the characteristics and development experience of this business. This change has the effect of removing $213 million of gross and ceded premium from the 2009 Year, $193 million of gross and ceded premium from the 2008 Year, and $7 million of gross and ceded premium from the 2007 Year.

Endurance Specialty Holdings Ltd.
2009 Global Loss Triangles
II. OBSERVATIONS ON DATA PRESENTED
Based on the data as of December 31, 2009 presented in this report, we believe the following general observations are noteworthy:
•	73% of Endurance’s gross loss and LAE reserves arise from Long Tail lines of business, which by their nature contain a significant amount of uncertainty. Of the 73% of Endurance’s gross Long Tail loss and LAE reserves, 45% are generated from the Company’s Insurance segment and 28% from the Reinsurance segment.
•	66% and 34% of gross (net of FCIC) earned premium arises from the Reinsurance and Insurance segments, respectively. Correspondingly 48% and 52% of gross loss and LAE reserves arise from the Reinsurance and Insurance segments, respectively. 51% of the net loss and LAE reserves arise from the Reinsurance segment.
•	Additional Case Reserves (“ACRs”) amount to 14% of reported case reserves. Within Endurance’s Reinsurance Long Tail lines of business, this amount is approximately 34% of the reported case reserves.
•	IBNR reserves for Endurance’s Long Tail lines of business represent 73% of the total gross reserves within the Long Tail lines of business, indicating an IBNR to case outstanding plus ACR ratio of over three to one. Within the Insurance Long Tail business, IBNR reserves represent over 77% of the total gross reserves. Within the Reinsurance Long Tail business, IBNR reserves represent over 67% of the total gross reserves.
•	Inception to date prior year favorable reserve development has emerged equally from the Insurance segment (50%) and Reinsurance segment (50%). The Short Tail and Agriculture & Other reserve categories contributed approximately 64% to this favorable development.
•	Endurance’s overall inception to date gross ultimate loss and LAE ratio (net of FCIC) of 60% is comprised of a 64% loss ratio for the Insurance segment and a 57% loss ratio for the Reinsurance segment.
•	The Insurance segments’ ultimate loss and LAE ratio is higher from 2007 to 2009 than in prior years. This is driven by the addition of Agriculture and Other Specialty business since 2008, as well as a higher than historical ultimate loss ratio in the High Attaching Excess of Loss Casualty segment for accident year 2007.
•	As discussed in the preceding section, accident year losses and triangles are adjusted for changes in calendar year earned premium adjustments and foreign exchange movements, and cessions to the FCIC are excluded from this year’s analysis. Therefore, this version of Endurance’s Global Loss Triangles does not tie to the previous version. For example, the gross earned premium for accident year 2008 is $181 million less in this report than our 2008 Global Loss Triangles. Of this difference, approximately $193 million is due to the fact that the 2009 Global Loss Development Triangles are presented on a net of FCIC cession basis. The remaining $12 million is due to changes in foreign exchange rates in the calendar year.

Endurance Specialty Holdings Ltd.
2009 Global Loss Triangles
III. DATA COMPILATION AND DEFINITIONS
Numerous data elements were extracted to prepare this report. The Global Loss Triangles and summary exhibits are presented on an accident year (or report year where applicable) basis. While underwriting or policy year statistics may also provide useful information for analysis purposes, management believes the accident/report year presentation better highlights the true loss activity that occurs at Endurance within a given calendar year. We note that the accident year presentation of triangles requires the utilization of assumptions and allocation procedures with respect to certain lines of business underwritten by Endurance. This is primarily as a result of not receiving sufficient information from ceding companies in certain lines of business that prevents the allocation of claims to specific accident years with certainty. To the extent our assumptions and allocation procedures differ from actual historical loss development patterns, the actual loss development may differ materially from the loss development included in this report.
Data Presented
The data presented in the accident year triangle and summary exhibits is as follows:
•	Triangles
•	Paid loss and LAE
•	Case incurred loss & LAE (including ACRs)
•	Ultimate loss and LAE
•	Earned Premium
•	Ultimate loss and LAE ratio
•	Ultimate loss and LAE emergence
•	Summary Exhibits
•	Gross premium, paid losses, reserves (case outstanding, ACRs, IBNR, ULAE)
•	Ceded premium, paid losses, reserves (case outstanding, ACRs, IBNR, ULAE)
•	Net premium, paid losses, reserves (case outstanding, ACRs, IBNR, ULAE)
Basis of Presentation
Information presented herein may differ materially from that reported in Endurance’s financial statements prepared in accordance with GAAP due to differences in foreign currency exchange rates, exclusion of the FCIC cessions, the impact of premium adjustments and other data adjustments.
All amounts are presented in thousands of U.S. dollars and reflect the conversion from the original currency of the underlying business if not denominated in U.S. dollars (“USD”). Foreign currency denominated losses and premiums are converted based on exchange rates at the dates of the transactions to the currency of the legal underwriting entity, which are either USD or British Pounds (“GBP”). Endurance’s reporting currency is USD. Fluctuations in currency exchange rates can cause material shifts in loss development. To eliminate distortions caused by such fluctuations, data in the triangles have been restated using the year end 2009 rate of exchange of 1.6191 USD to GBP.

Endurance Specialty Holdings Ltd.
2009 Global Loss Triangles
Some (re)insurance contracts and policies contain provisions resulting in a variation of the premium or acquisition expenses as a result of loss experience under the contract or policy. Within the analysis, estimated reinstatement premiums are included in the premium totals. In addition, premium adjustments with respect to paid losses are reflected in the triangles but adjustments to premium resulting from future expected claims settlements are not.
Inter-company reinsurance transactions have not been reflected in the triangles. The summary exhibits also include ceded (third party) and net schedules.
The loss development triangles are presented on the basis of applying reinsurance accounting to all Endurance’s business and do not reflect any adjustments that may be required for financial reporting purposes to comply with Accounting Standards Codification Topic 340 Suptopic 30 “Other Assets and Deferred Cost Insurance Contracts that Do Not Transfer Risk” as highlighted in the reconciliation to GAAP reserves in Section VI of this document.
Earned Premium
The earned premium triangle includes the calendar year changes in accident year earned premium due to premium adjustments. For financial reporting purposes, the premium adjustments are recognized in the calendar year they were determined. For actuarial reserving purposes, these premium adjustments are allocated to the accident year or years based on the initial policy or treaty to which the adjustment belongs. For example, if a premium adjustment is recognized in calendar year 2009 from a policy written and exposures earned in 2005, the additional premium is recognized in the 2009 calendar year for financial reporting purposes. However, for reserving purposes, the premium is allocated to the years in which the premium for the 2005 treaty was originally earned. As a result, the information provided herein may differ materially from that presented in Endurance’s financial statements.
Ultimate Loss and LAE Ratio
The ultimate loss and LAE ratio triangle shows the year to year changes in the ratio of all expected settlement amounts, whether paid or reserved, together with any associated settlement expenses to earned premium. The ultimate loss and LAE ratio is presented to show the relationship between management’s best estimate of expected ultimate losses and LAE and the associated premiums that were received by Endurance to assume the risks related to those losses. Ultimate losses and LAE within an accident year are subject to many factors that impact the recorded value of such losses (such as favorable/adverse claims emergence, frequency/severity trends, inflation, methodology changes, foreign exchange fluctuations, and premium adjustments from prior accident periods). Since Endurance distributes earned premium from premium adjustments to the appropriate accident year in its reserving process, one will see changes in booked ultimate losses solely due to these premium changes. Because of this phenomenon, the triangle of ultimate loss & LAE ratios can be very useful as it essentially removes the effect of changes in premium from the loss estimates. At any point (maturity) in the triangle, management’s best estimate of booked ultimate loss and LAE estimate is the product of the corresponding accident year earned premium and ultimate loss and LAE ratio.

Endurance Specialty Holdings Ltd.
2009 Global Loss Triangles
Ultimate Loss and LAE
The triangle of ultimate loss and LAE is derived by multiplying the most recent accident year earned premium (the last diagonal of the earned premium triangle) by the historical accident year ultimate loss and LAE ratio as presented in their respective triangles. For example, using the consolidated triangles, the ultimate loss and LAE amount for accident year 2004 at 12 months maturity ($1,104 million) is derived by multiplying the ultimate loss and LAE ratio for accident year 2004 at 12 months maturity (67%) by the latest earned premium for accident year 2004 ($1,647 million) at 72 months maturity. This presentation removes the effect of premium adjustments from the development of ultimate losses, and provides a better picture of the changes occurring to the true accident year ultimate loss and LAE. Reconciliation to Endurance’s GAAP financial statements is included in Section VI of this report.
Ultimate Loss Emergence
The triangle of ultimate loss emergence is calculated by taking the difference of corresponding cells in the ultimate loss and LAE triangle. For example, using the consolidated triangles, the change in ultimate loss at the 12 month maturity for the 2006 accident year is derived by subtracting the ultimate loss & LAE at the 12 month maturity for the 2006 accident year from the ultimate loss & LAE at the 24 month maturity for the same accident year. The full calendar year emergence is represented by the total of any given diagonal (excluding the loss emergence within the first 12 months of an accident year), and is also shown as an additional row at the bottom of the triangle.
Global Loss Triangle Classes
Triangles are provided in 15 classes, six for the Insurance segment, and eight for the Reinsurance segment and a combined Insurance and Reinsurance workers’ compensation class. The classes are based on the loss development characteristics for the lines of business represented by the exposures in a given triangle class (motor, workers compensation, directors & officers, etc.), as well as differences in the underlying business as evidenced by the separate Insurance casualty classes. It is important to note that for the Reinsurance classes, there is no differentiation between proportional and non-proportional business that could have different loss emergence patterns. The combined Insurance and Reinsurance workers’ compensation class is included as the current insurance workers’ compensation business was transitioned from a proportional reinsurance treaty to insurance in 2006. The 15 triangle classes included in this report are listed below.

Endurance Specialty Holdings Ltd.
2009 Global Loss Triangles
Insurance Segment Loss Triangle Classes
•	High Attaching Excess of Loss Casualty (Insurance Long Tail)
•	United States Sourced Casualty (Insurance Long Tail)
•	Workers’ Compensation (Insurance Long Tail)
•	Agriculture and Other Specialty (Insurance Agriculture and Other)
•	International Sourced Property (Insurance Short Tail)
•	United States Sourced Property (Insurance Short Tail)
Reinsurance Segment Loss Triangle Classes
•	Casualty Directors and Officers (Reinsurance Long Tail)
•	Casualty Motor (Reinsurance Long Tail)
•	Casualty Other (Reinsurance Long Tail)
•	Workers’ Compensation (Reinsurance Long Tail)
•	Agriculture and Other Specialty (Reinsurance Agriculture and Other)
•	Short Tail Marine and Aerospace (Reinsurance Long Tail)
•	Short Tail Property (Reinsurance Short Tail)
•	Short Tail Surety (Reinsurance Short Tail)
Combined Insurance and Reinsurance Loss Triangle Class
•	Workers’ Compensation (Insurance and Reinsurance Long Tail)
Further detail of the types of business contained in each class is provided in Section IV of this document. In the upper left hand label of each triangle (excluding the one combined triangle class), a mapping of that triangle’s classes to the reserve categories disclosed in the Company’s Annual Report on Form 10-K is included. In addition, Section VII includes a mapping of the lines of business within the Company’s segments to the associated triangle class.
Accident Year Loss Allocation
Many proportional reinsurance contracts are submitted using quarterly bordereau reporting by underwriting year with a supplemental listing of large losses. As a result, a two step allocation process was utilized to allocate these losses to accident year. The first step is to identify large losses and place them in the corresponding accident year as reported on a large loss listing. The second step is to allocate the remaining losses to particular accident years based on selected payment and reporting patterns applied to the earning of the underlying exposures, which in many instances is premium. To the extent management’s assumptions and allocation procedures differ from actual historical loss development patterns, the actual loss development may differ materially from the loss development included in this report.

Endurance Specialty Holdings Ltd.
2009 Global Loss Triangles
Large Losses and Other Adjustments
The triangles are unadjusted with respect to large losses and catastrophic losses, including losses related to the 2004, 2005, and 2008 hurricanes. The loss amounts are gross of any retrocession recoveries. The premium data is gross of any retrocession recoveries and includes any reinstatement premiums associated with the loss events.
Business Not Included
Cessions to the FCIC within the Insurance Agriculture & Other Specialty class have been excluded from the analysis. No other business has been excluded from the analysis.
Discounting
The losses and IBNR stated in the triangles do not include a provision to reflect the time value of money.
Maturity of Triangle Periods
Since Endurance was formed in late 2001, underwriting data is available only for periods beginning 2001 or subsequent. For many lines of business, even less data is available as those lines were added more recently. For the business lines with sparse or limited data presented, there is an additional amount of uncertainty in the estimated ultimate loss and LAE and actual loss experience could differ materially from the estimated ultimate loss amount.
Definitions
To assist the reader, several key definitions are highlighted below.
Accident Year means the year in which the event occurred that triggered a claim to Endurance. All years referred to are years ending December 31st.
Additional Case Reserves are amounts that are held in addition to Case Reserves that result from Endurance’s claims professionals determining that the established Case Reserves (which are often established by cedents or third parties) are expected to be insufficient to meet the expected future settlement amounts.
Additional Event Reserves are amounts that are held in respect of known events that are expected to give rise to future settlements but at the time of being established, not enough is known to allocate them to specific (re)-insureds.

Endurance Specialty Holdings Ltd.
2009 Global Loss Triangles
ALAE means allocated loss adjustment expense, which is an estimate of the associated external expenses to be incurred in settling a claim. ALAE includes the costs of third party loss assessors or legal experts.
Case Incurred Loss and ALAE is the sum of Paid Losses and ALAE, plus Case Reserves and any Additional Case Reserves.
Case Reserves are amounts set aside in relation to claims that have been made but not yet been paid and represent an assessment of the remaining amount to be paid in respect of each notified claim.
Ceded Claims are those amounts Endurance received or expects to receive from third party reinsurers to whom Endurance ceded premiums.
Ceded Premiums are those premiums paid by Endurance to third party reinsurers.
Diagonals in the triangle from bottom left to top right represent evaluation dates. For example, the last diagonal in our published triangles shows the position of each Accident Year as at December 31, 2009.
Earned Premium is the amount of policy premiums allocated between Accident Years in accordance with the assumed incidence of risk which results from insurance and reinsurance contracts that do not all commence at the start of a given Accident Year.
Gross Premiums and Gross Losses are shown before the impact of any third party outwards reinsurance that Endurance purchases including catastrophe bonds.
IBNR means incurred but not reported reserve, or a reserve amount held to cover expected future settlements in relation to all claims that have occurred but have not yet been reported to Endurance. This includes a reserve provision for claims which may have already occurred and expected development (upward or downward) in existing Case Reserves and Additional Case Reserves. Endurance’s process for establishing IBNR is discussed further in Section V of this document.
LAE means loss adjustment expense, which is expense incurred in settling the claim. LAE includes the costs of third party loss assessors or legal experts and the cost of internal time necessary to settle a claim. LAE is the sum of ALAE and ULAE.
Maturity is measured in months from the start of the Accident Year.
Net means the retained portion of premiums written or losses paid and incurred. Net Premium equals Gross Premium less Ceded Premium and Net Losses equals Gross Losses less Ceded Claims.

Endurance Specialty Holdings Ltd.
2009 Global Loss Triangles
Paid Losses are claim amounts paid to insureds or ceding companies.
Report Year / Claims Made Year refers to the year in which a claim is reported to Endurance. All years referred to are years ending December 31st.
Triangle is a cross tabulation of data usually showing financial quantities in respect of periods of exposure (e.g. Accident Years), each evaluated at regular intervals (maturities).
ULAE means unallocated loss adjustment expenses, which are an assessment of the internal expenses required to settle the current claims.
Ultimate Loss and LAE are the total of all expected settlement amounts, whether paid or reserved together with any associated settlement expenses and is the estimated total amount of loss at the measurement date. For the purposes of this report, Ultimate Loss & LAE is calculated by adding: Paid Loss ALAE, Case Reserves, Additional Case Reserves, IBNR (inclusive of Additional Event Reserves), and ULAE.
Ultimate Loss and LAE Ratio is the ratio of Ultimate Loss and LAE amounts to Earned Premium, which shows the relationship between expected losses and the associated premiums that are received related to those losses.

Endurance Specialty Holdings Ltd.
2009 Global Loss Triangles
IV. TRIANGLE CLASS DETAILS
a) Insurance Long Tail — High Attaching Excess of Loss Casualty
The high attaching excess of loss casualty triangle class represents the commercial casualty insurance business underwritten out of Endurance’s Bermuda operating subsidiary. This triangle class comprises three of Endurance’s lines of business.
Healthcare Liability Insurance — third party excess liability coverage for hospitals in the United States written on both a direct insurance basis and as reinsurance to captive insurance companies. Clients are predominantly multi-hospital systems, academic medical centers and specialty hospitals such as pediatric hospitals. Clients typically assume a large portion of their own risk, practice strong clinical risk management and claims management, and purchase large limits.
Excess Casualty Insurance — third-party liability coverage for a wide range of industry groups. Clients are typically Fortune 1000 companies in a variety of industries, including but not limited to: chemical manufacturers; medical products; pharmaceuticals; construction, including home builders and owner controlled insurance programs; transportation, including commuter and freight rail, and trucking; premises exposures; and manufacturing.
Professional Lines Insurance — management liability and professional liability coverage for all industry groups underwritten on a direct insurance or facultative reinsurance basis. Clients are U.S. and international commercial and financial institutions. The products in this business line include directors & officers liability (except managed care), errors & omissions, employment practices liability and fiduciary liability for commercial and financial institutions.
b) Insurance Long Tail — United States Sourced Casualty
The United States sourced casualty class comprises U.S. commercial liability insurance underwritten by certain of Endurance’s U.S. insurance operating subsidiaries, which commenced operations in 2005. The largest product in this triangle class based upon gross earned premium is excess casualty, with the remainder comprising primary casualty, pollution liability, healthcare liability, directors & officers’ liability, and miscellaneous errors & omissions liability.
Endurance’s excess casualty product targets clients, typically below the Fortune 500 level, that include contractors, manufacturers, real estate, financial institutions, transportation and public entities. Participations are generally on the second or third excess of loss layers.
The primary casualty product typically insures commercial exposures for smaller clients representing more benign general liability and auto exposures.

Endurance Specialty Holdings Ltd.
2009 Global Loss Triangles
The pollution liability business provides general liability, contractor’s pollution liability, and professional liability coverage for environmental engineers and contractors throughout the United States. A smaller portion of this book provides site pollution coverage.
Endurance’s errors and omissions product includes primary and excess coverage of insurance related services, real estate related services, technology services, general consulting services and media services.
For all of the above listed businesses, Endurance utilizes third party reinsurance to limit its retention to within its risk tolerances.
c) Insurance Long Tail — Workers’ Compensation
The workers’ compensation triangle class is primarily ground up workers’ compensation insurance in niche markets in the United States. Target clients are small businesses that are written through local production sources utilizing web-based systems. Experience in this class is a combination of insurance and reinsurance, as in 2006 we converted the business from reinsurance to insurance. However, we have separated the insurance and reinsurance triangles to allow segment based analysis. Since late 2005, the exposures in this triangle class primarily arise from California and consist predominantly of ground up workers’ compensation coverage provided to small and medium size businesses.
The Company exited the California workers’ compensation business during the first quarter of 2009.
d) Insurance Agriculture and Other — Agriculture and Other Specialty
The agriculture line of business is comprised of multiple peril crop insurance, a unique business that interacts heavily with the U.S. federal government’s crop reinsurance program, crop hail, livestock risk protection and other agriculture risk management products. The protections offered provide coverage for yield and revenue losses resulting from weather related perils such as drought and hail as well as losses stemming from commodity price movements. The majority of the business is multi-peril crop insurance.
e) Insurance Short Tail — International Sourced Property
The international sourced property triangle class includes the commercial property insurance and facultative reinsurance business underwritten by Endurance’s Bermuda and U.K. operating subsidiaries. This triangle class was initially composed of business written by Endurance’s Bermuda subsidiary, which focused on underwriting U.S. clients that required multiple insurers and reinsurers to accommodate their insurance needs. More recently it included business written by the U.K. branch.
The Company exited the UK property insurance market during the first quarter of 2009.

Endurance Specialty Holdings Ltd.
2009 Global Loss Triangles
f) Insurance Short Tail — United States Sourced Property
The United States sourced property triangle class comprises commercial property insurance underwritten by certain of Endurance’s U.S. operating subsidiaries, which commenced operations in 2005. All of the business written in this class is significantly hedged by third party reinsurance.
The products offered in this triangle class are named peril catastrophe protection and difference in conditions coverage for earthquake and flood for all usual commercial occupancies and throughout the United States. Typical risks that are written have multiple layers of coverage provided by multiple insurance carriers.
This triangle class also contains a comparatively small but growing component of commercial property all-risk coverage that includes wind exposed risks.
In addition, the triangle class includes business which consists primarily of habitational property risks across the U.S. with a focus in the Northeast.
g) Reinsurance Long Tail — Casualty Directors and Officers
The casualty directors and officers triangle class contains predominantly U.S. directors’ and officers’ liability and related products, written almost exclusively on a claims made basis. Business in this triangle class is written on either an excess of loss or a proportional basis.
Customer differentiation is an integral component of the underwriting process in this triangle class. Endurance seeks to underwrite ceding companies with sound management and strategies, as well as teams with effective business processes driving their underwriting, pricing, risk management and claims activities. All business is placed through the broker market.
h) Reinsurance Long Tail — Casualty Motor
The casualty motor triangle class comprises treaty reinsurance of U.S. and international cedents underwriting motor business. The international business is comprised largely of proportional protections covering both property and third party exposures. The U.S. business is a mix of proportional and excess of loss coverages, where the exposure is predominantly liability.
i) Reinsurance Long Tail — Casualty Other
The casualty other triangle class comprises our treaty casualty products (other than the products included in the casualty motor or casualty directors and officers triangle classes) underwritten by the Company’s Bermuda, U.K., and U.S. subsidiaries and its Zurich, and Singapore branches.

Endurance Specialty Holdings Ltd.
2009 Global Loss Triangles
This triangle class includes third party liability exposures from ceding companies on a treaty basis and comprises most casualty exposures including, general liability, public liability, products liability, umbrella and clash, warranty, medical malpractice liability, lawyers errors and omissions, miscellaneous errors and omissions, excess casualty and political risk. This triangle class includes both frequency and severity-exposed contracts covering risk underwritten on both an occurrence and claims made basis.
j) Reinsurance Long Tail — Workers’ Compensation
For a description of workers’ compensation, please see “Insurance Long Tail — Workers’ Compensation” in c) above.
k) Reinsurance Agriculture and Other — Agriculture & Other Specialty
The agriculture & other specialty triangle class predominantly consists of U.S. agricultural reinsurance, but also includes personal accident reinsurance underwritten by the Company’s U.K., Bermuda and U.S. subsidiaries and its Singapore and Zurich branches.
Endurance’s agriculture products specialize in risks associated with the production of food and fiber on a global basis underwritten through traditional treaty reinsurance, proportional and aggregate stop loss, as well as custom risk transfer mechanisms. The protections offered provide coverage for yield and revenue losses resulting from weather related perils such as drought and hail as well as losses stemming from commodity price movements. The majority of the business is multi-peril crop insurance, a unique business that interacts heavily with the U.S. federal government’s crop reinsurance program.
Endurance’s other specialty lines include personal accident products such as accidental death, medical and disability coverages underwritten on a treaty and facultative reinsurance basis. Endurance’s personal accident products provide per person and catastrophe protection, for life insurance companies and other specialty risk underwriters.
l) Reinsurance Other — Short Tail Marine & Aerospace
Endurance’s aerospace products in this triangle class include proportional and non-proportional treaty reinsurance for airline hull and liability, aircraft manufacturers’ products liability and general aviation risks. Endurance also includes in this triangle class proportional treaty reinsurance for satellite launch and in-orbit coverage.
The marine products in this triangle class contain a wide range of marine and energy business underwritten on both a proportional and non-proportional basis from Bermuda, the U.S., the U.K., and the Zurich and Singapore branches. Initially the underwritings were dominated by onshore energy business underwritten from Bermuda. The development of the marine and energy team in the U.K. and U.S. led to the consolidation of the global energy book in the U.K. and the growth in European hull, cargo and marine liability classes, along with specialty classes such as marine and aviation hull war. In 2006, Endurance exited the offshore energy business and significantly curtailed underwriting of onshore energy risks. Since 2007, a modest amount of onshore energy risks have been underwritten within the property portfolio.

Endurance Specialty Holdings Ltd.
2009 Global Loss Triangles
m) Reinsurance Short Tail — Short Tail Property
The short tail property triangle class contains international and U.S. property catastrophe business and workers compensation catastrophe business underwritten in Bermuda and per risk excess of loss and proportional treaty business underwritten in the U.S. and U.K. subsidiaries and the Singapore and Zurich branches.
Property catastrophe reinsurance: Endurance reinsures ceding company clients’ exposures to catastrophic events such as tropical cyclones including hurricanes and typhoons, earthquakes and tsunamis, floods, thunderstorms including tornados and hailstorms, fire, as well as terror attacks on a treaty basis. Coverage typically applies only when a catastrophic event impacts more than one risk or insured. Endurance has established a well diversified portfolio of reinsurance contracts in all relevant territories worldwide including the Americas, Europe, Africa, Asia, and Oceania. Endurance reinsures predominantly on an indemnity excess of loss basis, although Endurance also provides pro rata coverage for certain types of events primarily related to catastrophes. In addition, coverage can be based on either an industry loss or physical trigger basis.
Workers’ compensation catastrophe reinsurance: Endurance reinsures U.S. workers’ compensation writers against multi-life events. The major exposures are earthquake and transport related losses.
Property per risk treaty reinsurance: Endurance reinsures portfolios of individual property risks such as buildings, contents, equipment and business interruption that are protected by primary insurers. These risks are assumed on a treaty basis. Endurance underwrites personal, commercial and industrial lines, but the years shown in this report are dominated by commercial and industrial exposures. Endurance underwrites this business primarily from the U.S. and the U.K. Endurance underwrites pro rata of primary, pro rata of excess and traditional excess of loss business. All excess of loss agreements have risk limits in place and, with a limited number of exceptions; all treaties either have occurrence limits or limited reinstatement rights.
n) Reinsurance Short Tail — Short Tail Surety
Endurance underwrites surety reinsurance on both a proportional and excess of loss basis. The business in the short tail surety triangle class focuses primarily on reinsurance of surety and fidelity lines of business. The surety reinsurance products are underwritten by Endurance’s U.S. reinsurance operating subsidiary and are largely comprised of U.S. programs established on either a direct or brokered basis. Endurance’s business partners in connection with these products include national account writers, regional companies and specialty operations.

Endurance Specialty Holdings Ltd.
2009 Global Loss Triangles
V. OVERVIEW OF RESERVING METHODOLOGY
In order to estimate Endurance’s reserve for losses and loss expenses, management uses information either (i) developed from internal or independent external sources, or (ii) pricing information created by Endurance or provided to Endurance by insureds and brokers at the time individual contracts and policies are bound. In addition, management uses commercially available risk analysis models, contract by contract review by our underwriting teams and to a limited extent, overall market share assumptions to estimate our loss and loss expense reserves related to specific loss events. When the applicable information has been obtained, Endurance uses a variety of actuarial methods to estimate the ultimate losses and loss expenses incurred by Endurance in connection with business it has underwritten and thus, the applicable reserve for losses and loss expenses.
While management does not at this time include an explicit or implicit provision for uncertainty in its reserve for losses and loss expenses, certain of Endurance’s business lines are by their nature subject to additional uncertainties, including Endurance’s casualty, property, catastrophe, aerospace and surety and other specialty lines in the Reinsurance business segment and Endurance’s casualty and professional lines in the Insurance business segment, which are discussed in detail below. In addition, Endurance’s Reinsurance business segment is subject to additional factors which add to the uncertainty of estimating loss and loss expense reserves. Time lags in the reporting of losses can also introduce further ambiguity to the process of estimating loss and loss expense reserves.
Certain aspects of Endurance’s casualty line in the Reinsurance business segment and the casualty and professional lines in the Insurance business segment complicate the process of estimating loss reserves. These include the lack of long-term historical data for losses of the same type intended to be covered by the policies and contracts written by Endurance, and the expectation that a portion of losses in excess of Endurance’s attachment levels in many of its contracts will be low in frequency and high in severity, limiting the usefulness of claims experience of other insurers and reinsurers for similar claims. In addition, the portion of Endurance’s casualty line in its Insurance business segment that is underwritten in Bermuda includes policy forms that vary from more traditional policy forms. The primary difference in the casualty policy form used by Endurance’s Bermuda subsidiary from more traditional policy forms relates to the coverage being provided on an occurrence reported basis instead of the typical occurrence or claims-made basis used in traditional policy forms. The occurrence reported policy forms typically cover occurrences causing unexpected and unintended personal injury or property damage to third parties arising from events or conditions that commence at or subsequent to an inception date and prior to the expiration of the policy, provided that proper notice is given during the term of the policy or the discovery period.

Endurance Specialty Holdings Ltd.
2009 Global Loss Triangles
The inherent uncertainty of estimating Endurance’s loss and loss expense reserves for its Reinsurance business segment increases principally due to:
(i)	the lag in time between the time claims are reported to the ceding company and the time they are reported through one or more reinsurance broker intermediaries to Endurance;
(ii)	the differing reserving practices among ceding companies;
(iii)	the diversity of loss development patterns among different types of reinsurance treaties or contracts; and
(iv)	Endurance’s need to rely on its ceding companies for loss information.
In addition to the factors creating uncertainty in Endurance’s estimate of loss and loss expense reserves, Endurance’s estimated reserve for losses and loss expenses can change over time because of unexpected changes in the external environment. Potential changing external factors include:
•	changes in the inflation rate for goods and services related to the covered damages;

•	changes in the general economic environment that could cause unanticipated changes in claim frequency or severity;

•	changes in the litigation environment regarding the representation of plaintiffs and potential plaintiffs;

•	changes in the judicial and/or arbitration environment regarding the interpretation of policy and contract provisions relating to the determination of coverage and/or the amount of damages awarded for certain types of claims;

•	changes in the social environment regarding the general attitude of juries in the determination of liability and damages;

•	changes in the legislative environment regarding the definition of damages;

•	new types of injuries caused by new types of injurious activities or exposures; and

•	in the case of assumed reinsurance, changes in ceding company case reserving and reporting patterns.

Endurance Specialty Holdings Ltd.
2009 Global Loss Triangles
Endurance’s estimates of reserves for losses and loss expenses can also change over time because of changes in internal company operations. Potential changing internal factors include:
•	alterations in claims handling procedures;

•	growth in new lines of business where exposure and loss development patterns are not well established; or

•	changes in the quality of risk selection or pricing in the underwriting process.
Due to the inherent complexity of the assumptions used in establishing Endurance’s loss and loss expense reserve estimates, final claim settlements made by Endurance may vary significantly from the present estimates, particularly when those settlements may not occur until well into the future.
For a more detailed discussion of the Company’s reserving methodology and an analysis of the potential variability in reserves for losses and loss expenses, please see the Company’s most recent Annual Report on Form 10-K as filed with the SEC.

Endurance Specialty Holdings Ltd.
2009 Global Loss Triangles
VI. RECONCILIATIONS
Reconciliation of Unpaid Loss and LAE
The following table reconciles the reserves for losses and loss expenses as of December 31, 2009 as reported in Endurance’s financial statements prepared in accordance with GAAP to the reserves for losses and loss expenses published in the triangles (all amounts in millions, on a gross basis).

Consolidated triangles unpaid loss and LAE	$3,148.7

FCIC related ARMtech Reserves	53.4

Deposit accounting reserves	(41.5)

F/X and Other	(3.6)

Adjusted unpaid loss and LAE	$3,157.0

Reserves for losses and loss expenses Per 12/31/09 GAAP Financial Statements	$3,157.0
Reconciliation of Earned Premium
The following table reconciles the calendar year 2009 earned premium as of December 31, 2009 as reported in Endurance’s financial statements prepared in accordance with GAAP to the earned premium published in the triangles (all amounts in millions, on a gross basis). Prior diagonals were reconciled in our previously disclosed 2008 Loss Development Triangles. Differences between the 2009 and 2008 versions are mainly due to foreign exchange movements.
Calendar Year 2009

Consolidated triangles earned premium	$1,876.9

FCIC related ARMtech Premium	213.2

Impact of contracts subject to deposit accounting	(11.7)

Miscellaneous adjustments (including F/X)	2.0

Adjusted CY 2009 Earned Premium	$2,080.3

CY 2009 Earned Premium per Financial Statements	$2,080.3

Endurance Specialty Holdings Ltd.
2009 Global Loss Triangles
Reconciliation of Calendar Year Loss Emergence
The following table reconciles the calendar year 2009 development of losses and loss adjustment expenses as of December 31, 2009 as reported in Endurance’s financial statements prepared in accordance with GAAP to the development of losses and loss adjustment expenses published in the triangles (all amounts in millions). Prior diagonals were reconciled in our previously disclosed 2008 Loss Development Triangles. Differences between the 2009 and 2008 versions are mainly due to foreign exchange movements.
Calendar Year 2009

Development per Triangles	$176.6

Impact of ceded, including FCIC related impact for ARMtech	(23.3)

Impact of contracts subject to deposit accounting	(0.9)

Miscellaneous, including F/X	(1.5)

Adjusted development	150.9

Development per Financial Statements	150.9
Reconciliation of Triangle Classes to Lines of Business
The following tables reconcile the lines of business of Endurance as of December 31, 2009 as reported in Endurance’s financial statements prepared in accordance with GAAP to the reserving classes published in the triangles.

Lines of Business
			Agriculture	Healthcare	Workers’	Professional
	Property	Casualty	and Other	Liability	Compensation	Lines
Triangle Class — Insurance Segment

Agriculture and Other			X
High Attaching Excess of Loss Casualty		X		X		X
US Sourced Casualty		X
International Sourced Property	X
US Sourced Property	X
Workers’ Compensation					X

Endurance Specialty Holdings Ltd.
2009 Global Loss Triangles

Lines of Business
Surety and
Other
	Property	Casualty	Catastrophe	Agriculture	Marine	Aerospace	Specialty
Triangle Class — Reinsurance Segment

Agriculture and Other Specialty				X			X
Casualty Other		X
Casualty Directors & Officers		X
Casualty Motor		X
Short Tail Marine and Aerospace					X	X
Short Tail Property	X		X
Short Tail Surety							X
Workers’ Compensation		X

Valuation Date: December 31, 2009 Values in Thousands USD (1.6191 USD/GBP)	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Consolidated Total
ITD SUMMARY
Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	1,320	314	0	—	12	0	327	25%
2002	461,663	118,944	9,142	9,010	29,384	713	167,193	36%
2003	1,244,542	337,001	54,566	8,567	100,925	2,461	503,519	40%
2004	1,647,722	615,508	48,915	9,802	153,741	3,187	831,153	50%
2005	1,813,139	1,454,727	157,517	25,967	177,557	5,533	1,821,300	100%
2006	1,908,071	498,377	81,751	12,688	248,161	6,696	847,674	44%
2007	1,769,969	418,711	186,425	23,108	319,539	15,688	963,471	54%
2008	1,983,827	703,755	163,964	30,249	400,970	18,769	1,317,706	66%
2009	1,874,426	270,335	236,095	8,982	580,436	18,223	1,114,073	59%

	12,704,679	4,417,672	938,377	128,373	2,010,725	71,269	7,566,417	60%
Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	26,341	(178)	(5)	—	0	—	(183)	-1%
2003	9,764	1,227	19	—	13	—	1,260	13%
2004	11,280	9,661	78	—	64	—	9,802	87%
2005	28,422	12,268	1,511	—	2,459	—	16,238	57%
2006	117,331	10,347	3,515	142	10,964	—	24,969	21%
2007	200,284	18,574	6,608	—	29,287	—	54,468	27%
2008	229,889	48,572	4,941	—	42,078	—	95,591	42%
2009	223,940	26,769	27,153	—	57,710	—	111,632	50%

	847,251	127,239	43,819	142	142,576	—	313,777	37%
Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	1,320	314	0	—	12	0	327	25%
2002	435,322	119,122	9,147	9,010	29,384	713	167,377	38%
2003	1,234,778	335,773	54,547	8,567	100,911	2,461	502,260	41%
2004	1,636,442	605,848	48,838	9,802	153,677	3,187	821,351	50%
2005	1,784,717	1,442,459	156,006	25,967	175,098	5,533	1,805,062	101%
2006	1,790,740	488,030	78,236	12,545	237,197	6,696	822,705	46%
2007	1,569,685	400,137	179,818	23,108	290,253	15,688	909,003	58%
2008	1,753,938	655,183	159,023	30,249	358,891	18,769	1,222,115	70%
2009	1,650,485	243,566	208,942	8,982	522,726	18,223	1,002,441	61%

	11,857,428	4,290,433	894,558	128,230	1,868,149	71,269	7,252,640	61%
ARMtech gross is net of FCIC cession

Exhibit 1, Page 1

Valuation Date: December 31, 2009 Values in Thousands USD (1.6191 USD/GBP)	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Consolidated Total
GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108
2001				311	282	288	247	295	314
2002	4,698	48,863	66,637	74,143	99,434	101,698	110,528	118,944
2003	53,712	155,066	214,025	251,340	294,118	320,260	337,001
2004	128,423	365,734	464,629	539,318	581,938	615,508
2005	299,957	874,381	1,200,705	1,360,092	1,454,727
2006	65,961	310,571	416,119	498,377
2007	72,727	319,295	418,711
2008	336,777	703,755
2009	270,335

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108
2001				375	297	297	251	295	314
2002	50,590	99,037	102,167	127,912	144,750	141,179	139,392	137,096
2003	165,146	280,470	315,692	347,761	373,624	386,897	400,134
2004	331,103	569,598	620,691	644,530	667,050	674,226
2005	969,544	1,459,497	1,543,764	1,604,280	1,638,211
2006	206,325	467,245	537,254	592,817
2007	207,849	507,355	628,244
2008	720,991	897,968
2009	515,413

Ultimate Loss
& LAE	12	24	36	48	60	72	84	96	108
2001				398	322	319	277	320	327
2002	241,022	209,621	182,253	195,514	189,766	182,120	178,744	167,193
2003	738,173	630,242	557,502	539,529	529,518	514,549	503,519
2004	1,103,605	1,001,065	914,398	884,911	852,779	831,153
2005	1,839,440	1,899,638	1,869,867	1,838,702	1,821,300
2006	1,009,062	926,608	876,786	847,674
2007	978,798	971,364	963,471
2008	1,395,674	1,317,706
2009	1,114,073
ARMtech gross is net of FCIC cession

Exhibit 1, Page 2

Valuation Date: December 31, 2009 Values in Thousands USD (1.6191 USD/GBP)	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Consolidated Total
GROSS BASIS

Ultimate Loss
& LAE Ratio	12	24	36	48	60	72	84	96	108
2001				30.1%	24.4%	24.2%	21.0%	24.2%	24.7%
2002	52.2%	45.4%	39.5%	42.3%	41.1%	39.4%	38.7%	36.2%
2003	59.3%	50.6%	44.8%	43.4%	42.5%	41.3%	40.5%
2004	67.0%	60.8%	55.5%	53.7%	51.8%	50.4%
2005	101.5%	104.8%	103.1%	101.4%	100.5%
2006	52.9%	48.6%	46.0%	44.4%
2007	55.3%	54.9%	54.4%
2008	70.4%	66.4%
2009	59.4%

Earned Premium	12	24	36	48	60	72	84	96	108
2001				1,342	1,320	1,320	1,320	1,320	1,320
2002	393,472	453,262	458,016	469,255	463,084	462,934	461,490	461,663
2003	1,229,356	1,241,791	1,243,833	1,242,308	1,243,470	1,244,094	1,244,542
2004	1,617,215	1,639,589	1,642,905	1,645,297	1,646,069	1,647,722
2005	1,790,012	1,806,353	1,810,220	1,811,565	1,813,139
2006	1,861,490	1,898,047	1,905,180	1,908,071
2007	1,771,707	1,774,509	1,769,969
2008	1,983,540	1,983,827
2009	1,874,426

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	Total Development
2001				398	(75)	(3)	(42)	43	7	327
2002	241,022	(31,401)	(27,368)	13,261	(5,748)	(7,645)	(3,376)	(11,551)		(73,829)
2003	738,173	(107,931)	(72,740)	(17,974)	(10,010)	(14,969)	(11,030)			(234,653)
2004	1,103,605	(102,540)	(86,667)	(29,487)	(32,132)	(21,626)				(272,452)
2005	1,839,440	60,198	(29,771)	(31,165)	(17,402)					(18,139)
2006	1,009,062	(82,454)	(49,822)	(29,112)						(161,388)
2007	978,798	(7,434)	(7,893)							(15,327)
2008	1,395,674	(77,967)								(77,967)
2009	1,114,073

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	Total Development
	N/A	N/A	(31,401)	(134,901)	(162,094)	(50,195)	(159,409)	(138,854)	(176,574)	(853,429)
ARMtech gross is net of FCIC cession

Exhibit 1, Page 3

Valuation Date: December 31, 2009 Values in Thousands USD (1.6191 USD/GBP)	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Long Tail
High Attaching Excess of Loss Casualty
ITD SUMMARY
Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	70	—	—	—	12	0	12	17%
2002	43,745	—	—	—	9,470	142	9,612	22%
2003	174,168	1,768	9	3,250	45,608	733	51,369	29%
2004	235,163	4,079	13	—	71,380	1,071	76,543	33%
2005	258,386	8,480	29,146	10,000	83,700	1,843	133,168	52%
2006	266,848	35,399	107	—	110,577	1,660	147,744	55%
2007	244,897	3,173	80,285	—	155,734	3,540	242,732	99%
2008	219,935	10,031	6,856	500	132,364	2,096	151,847	69%
2009	226,271	12	—	—	143,377	2,151	145,540	64%

	1,669,484	62,942	116,415	13,750	752,224	13,236	958,567	57%
Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	509	—	—	—	—	—	—	0%
2004	446	38	—	—	27	—	65	15%
2005	470	—	—	—	43	—	43	9%
2006	170	—	—	—	101	—	101	60%
2007	3,728	—	—	—	2,338	—	2,338	63%
2008	5,526	—	—	—	3,484	—	3,484	63%
2009	15,047	—	—	—	9,507	—	9,507	63%

	25,895	38	—	—	15,500	—	15,538	60%
Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	70	—	—	—	12	0	12	17%
2002	43,745	—	—	—	9,470	142	9,612	22%
2003	173,660	1,768	9	3,250	45,608	733	51,369	30%
2004	234,717	4,041	13	—	71,353	1,071	76,478	33%
2005	257,916	8,480	29,146	10,000	83,657	1,843	133,125	52%
2006	266,678	35,399	107	—	110,476	1,660	147,643	55%
2007	241,170	3,173	80,285	—	153,397	3,540	240,394	100%
2008	214,409	10,031	6,856	500	128,880	2,096	148,363	69%
2009	211,224	12	—	—	133,871	2,151	136,033	64%

	1,643,589	62,904	116,415	13,750	736,724	13,236	943,029	57%

Exhibit 2, Page 1

Valuation Date: December 31, 2009 Values in Thousands USD (1.6191 USD/GBP)	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Long Tail
High Attaching Excess of Loss Casualty
GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—
2003	—	18	24	48	58	1,766	1,768
2004	—	44	160	3,746	4,071	4,079
2005	2,780	2,744	8,030	8,050	8,480
2006	42	6,711	8,862	35,399
2007	11	494	3,173
2008	12,263	10,031
2009	12

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—
2003	0	5,018	6,108	4,048	4,058	5,044	5,028
2004	—	44	160	3,769	4,071	4,092
2005	10,780	15,794	18,056	34,550	47,625
2006	7,042	15,577	24,440	35,506
2007	2,011	22,994	83,458
2008	12,513	17,387
2009	12

Ultimate Loss
& LAE	12	24	36	48	60	72	84	96	108
2001				28	24	22	25	24	12
2002	33,569	28,373	22,967	20,466	16,428	14,642	13,346	9,612
2003	124,562	114,944	93,978	81,589	68,616	59,697	51,369
2004	161,955	146,298	134,875	122,134	94,267	76,543
2005	195,834	189,483	175,544	147,455	133,168
2006	208,828	195,535	171,725	147,744
2007	180,520	221,771	242,732
2008	165,846	151,847
2009	145,540

Exhibit 2, Page 2

Valuation Date: December 31, 2009 Values in Thousands USD (1.6191 USD/GBP)	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Long Tail
High Attaching Excess of Loss Casualty
GROSS BASIS

Ultimate Loss
& LAE Ratio	12	24	36	48	60	72	84	96	108
2001				39.6%	34.7%	30.8%	36.2%	34.2%	16.6%
2002	76.7%	64.9%	52.5%	46.8%	37.6%	33.5%	30.5%	22.0%
2003	71.5%	66.0%	54.0%	46.8%	39.4%	34.3%	29.5%
2004	68.9%	62.2%	57.4%	51.9%	40.1%	32.5%
2005	75.8%	73.3%	67.9%	57.1%	51.5%
2006	78.3%	73.3%	64.4%	55.4%
2007	73.7%	90.6%	99.1%
2008	75.4%	69.0%
2009	64.3%

Earned Premium	12	24	36	48	60	72	84	96	108
2001				70	70	70	70	70	70
2002	44,252	44,252	43,745	43,745	43,745	43,745	43,745	43,745
2003	173,063	174,352	174,168	174,168	174,168	174,168	174,168
2004	236,951	235,206	235,202	235,162	235,162	235,163
2005	259,056	258,736	258,568	258,366	258,386
2006	267,007	267,188	266,815	266,848
2007	245,315	244,699	244,897
2008	219,173	219,935
2009	226,271

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	Total Development
2001				28	(3)	(3)	4	(1)	(12)	12
2002	33,569	(5,196)	(5,406)	(2,501)	(4,038)	(1,785)	(1,297)	(3,733)		(23,957)
2003	124,562	(9,618)	(20,966)	(12,388)	(12,973)	(8,919)	(8,328)			(73,193)
2004	161,955	(15,657)	(11,423)	(12,741)	(27,866)	(17,724)				(85,412)
2005	195,834	(6,352)	(13,939)	(28,089)	(14,287)					(62,666)
2006	208,828	(13,293)	(23,810)	(23,981)						(61,084)
2007	180,520	41,251	20,961							62,212
2008	165,846	(13,999)								(13,999)
2009	145,540

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	Total Development
	N/A	N/A	(5,196)	(14,996)	(39,128)	(34,204)	(54,727)	(48,731)	(61,105)	(258,088)

Exhibit 2, Page 3

Valuation Date: December 31, 2009 Values in Thousands USD (1.6191 USD/GBP)	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Long Tail
United States Sourced Casualty
ITD SUMMARY
Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	6,146	—	—	—	2,771	152	2,924	48%
2006	35,190	12,815	3,068	—	14,287	870	31,041	88%
2007	63,048	4,380	6,311	—	28,846	1,760	41,297	66%
2008	97,388	4,416	8,615	—	50,370	3,007	66,408	68%
2009	177,184	1,662	19,796	2	100,053	6,047	127,560	72%

	378,956	23,273	37,790	2	196,327	11,837	269,229	71%
Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	4,340	—	—	—	1,961	—	1,961	45%
2006	25,522	9,263	2,317	—	9,988	—	21,568	85%
2007	44,839	2,784	4,010	—	19,908	—	26,701	60%
2008	53,234	1,564	3,080	—	26,900	—	31,544	59%
2009	65,954	488	6,977	—	37,518	—	44,982	68%

	193,890	14,099	16,383	—	96,273	—	126,755	65%
Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	1,806	—	—	—	811	152	963	53%
2006	9,668	3,552	751	—	4,299	870	9,473	98%
2007	18,209	1,596	2,302	—	8,938	1,760	14,596	80%
2008	44,154	2,852	5,535	—	23,470	3,007	34,864	79%
2009	111,230	1,174	12,819	2	62,536	6,047	82,578	74%

	185,067	9,174	21,406	2	100,054	11,837	142,474	77%

Exhibit 3, Page 1

Valuation Date: December 31, 2009 Values in Thousands USD (1.6191 USD/GBP)	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Long Tail
United States Sourced Casualty
GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—
2004	—	—	—	—	—	—
2005	—	—	—	—	—
2006	29	163	9,744	12,815
2007	134	2,235	4,380
2008	513	4,416
2009	1,662

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—
2004	—	—	—	—	—	—
2005	—	—	—	—	—
2006	445	12,990	14,046	15,883
2007	1,192	4,578	10,691
2008	2,896	13,031
2009	21,459

Ultimate Loss
& LAE	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—
2004	—	—	—	—	—	—
2005	4,959	5,301	4,310	3,712	2,924
2006	31,196	39,576	36,923	31,041
2007	50,014	47,739	41,297
2008	74,029	66,408
2009	127,560

Exhibit 3, Page 2

Valuation Date: December 31, 2009 Values in Thousands USD (1.6191 USD/GBP)	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Long Tail
United States Sourced Casualty
GROSS BASIS

Ultimate Loss
& LAE Ratio	12	24	36	48	60	72	84	96	108
2001				0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2002	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2003	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2004	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2005	80.7%	86.2%	70.1%	60.4%	47.6%
2006	88.7%	112.5%	104.9%	88.2%
2007	79.3%	75.7%	65.5%
2008	76.0%	68.2%
2009	72.0%

Earned Premium	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—
2004	—	—	—	—	—	—
2005	6,119	6,146	6,146	6,146	6,146
2006	34,914	35,146	35,191	35,190
2007	62,576	62,862	63,048
2008	96,362	97,388
2009	177,184

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	Total Development
2001				—	—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—		—
2003	—	—	—	—	—	—	—			—
2004	—	—	—	—	—	—				—
2005	4,959	342	(991)	(597)	(789)					(2,036)
2006	31,196	8,380	(2,653)	(5,882)						(156)
2007	50,014	(2,274)	(6,442)							(8,716)
2008	74,029	(7,621)								(7,621)
2009	127,560

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	Total Development
	N/A	N/A	—	—	—	342	7,389	(5,525)	(20,734)	(18,528)

Exhibit 3, Page 3

Valuation Date: December 31, 2009 Values in Thousands USD (1.6191 USD/GBP)	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Long Tail
Workers Compensation
ITD SUMMARY
Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	29,053	9,045	2,809	—	5,305	1,066	18,226	63%
2007	202,093	63,513	27,198	—	33,214	7,417	131,341	65%
2008	256,395	70,730	49,637	—	56,332	9,410	186,109	73%
2009	125,412	14,752	29,547	—	50,701	4,603	99,603	79%

	612,953	158,040	109,191	—	145,552	22,495	435,279	71%
Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	755	—	738	—	119	—	857	114%
2007	17,266	—	—	—	6,599	—	6,599	38%
2008	26,823	—	—	—	9,751	—	9,751	36%
2009	16,043	—	2,816	—	4,901	—	7,717	48%

	60,887	—	3,554	—	21,370	—	24,924	41%
Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	28,298	9,045	2,071	—	5,187	1,066	17,369	61%
2007	184,827	63,513	27,198	—	26,615	7,417	124,742	67%
2008	229,572	70,730	49,637	—	46,580	9,410	176,358	77%
2009	109,369	14,752	26,731	—	45,800	4,603	91,886	84%

	552,066	158,040	105,637	—	124,182	22,495	410,355	74%

Exhibit 4, Page 1

Valuation Date: December 31, 2009	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.6191 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Long Tail
Workers Compensation
GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—
2004	—	—	—	—	—	—
2005	—	—	—	—	—
2006	321	6,581	6,698	9,045
2007	9,027	38,427	63,513
2008	23,720	70,730
2009	14,752

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—
2004	—	—	—	—	—	—
2005	—	—	—	—	—
2006	1,797	16,724	10,238	11,854
2007	17,365	68,463	90,710
2008	76,641	120,368
2009	44,300

Ultimate Loss
& LAE	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—
2004	—	—	—	—	—	—
2005	—	—	—	—	—
2006	19,378	22,370	17,464	18,226
2007	127,618	128,483	131,341
2008	170,932	186,109
2009	99,603

Exhibit 4, Page 2

Valuation Date: December 31, 2009	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.6191 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Long Tail
Workers Compensation
GROSS BASIS

Ultimate Loss
& LAE Ratio	12	24	36	48	60	72	84	96	108
2001				0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2002	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2003	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2004	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2005	0.0%	0.0%	0.0%	0.0%	0.0%
2006	66.7%	77.0%	60.1%	62.7%
2007	63.1%	63.6%	65.0%
2008	66.7%	72.6%
2009	79.4%

Earned Premium	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—
2004	—	—	—	—	—	—
2005	—	—	—	—	—
2006	27,909	29,430	29,134	29,053
2007	207,462	207,672	202,093
2008	261,296	256,395
2009	125,412

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	Total Development
2001				—	—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—		—
2003	—	—	—	—	—	—	—			—
2004	—	—	—	—	—	—				—
2005	—	—	—	—	—					—
2006	19,378	2,992	(4,907)	762						(1,152)
2007	127,618	865	2,858							3,723
2008	170,932	15,177								15,177
2009	99,603

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	Total Development
	N/A	N/A	—	—	—	—	2,992	(4,042)	18,797	17,748

Exhibit 4, Page 3

Valuation Date: December 31, 2009	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.6191 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Short Tail
Agriculture and Other Specialty
ITD SUMMARY
Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	—	—	—	—	—	—	—	0%
2007	6,766	891	—	—	—	—	891	13%
2008	417,175	354,044	9,694	—	7	—	363,745	87%
2009	386,897	204,192	128,329	—	8,265	—	340,787	88%

	810,838	559,127	138,023	—	8,272	—	705,423	87%
Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	—	—	—	—	—	—	—	0%
2007	1,078	110	—	—	—	—	110	10%
2008	60,717	43,809	1,239	—	1	—	45,049	74%
2009	54,941	25,986	15,786	—	287	—	42,060	77%

	116,736	69,905	17,025	—	288	—	87,219	75%
Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	—	—	—	—	—	—	—	0%
2007	5,688	781	—	—	—	—	781	14%
2008	356,458	310,235	8,455	—	6	—	318,696	89%
2009	331,956	178,206	112,543	—	7,978	—	298,727	90%

	694,102	489,222	120,998	—	7,984	—	618,204	89%
ARMtech gross is net of FCIC cession

Exhibit 5, Page 1

Valuation Date: December 31, 2009	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.6191 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Short Tail
Agriculture and Other Specialty
GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—
2004	—	—	—	—	—	—
2005	—	—	—	—	—
2006	—	—	—	—
2007	26	276	891
2008	185,478	354,044
2009	204,192

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—
2004	—	—	—	—	—	—
2005	—	—	—	—	—
2006	—	—	—	—
2007	368	276	891
2008	350,710	363,738
2009	332,521

Ultimate Loss
& LAE	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—
2004	—	—	—	—	—	—
2005	—	—	—	—	—
2006	—	—	—	—
2007	5,903	276	891
2008	380,307	363,745
2009	340,787
ARMtech gross is net of FCIC cession

Exhibit 5, Page 2

Valuation Date: December 31, 2009	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.6191 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Short Tail
Agriculture and Other Specialty
GROSS BASIS

Ultimate Loss
& LAE Ratio	12	24	36	48	60	72	84	96	108
2001				0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2002	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2003	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2004	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2005	0.0%	0.0%	0.0%	0.0%	0.0%
2006	0.0%	0.0%	0.0%	0.0%
2007	87.2%	4.1%	13.2%
2008	91.2%	87.2%
2009	88.1%

Earned Premium	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—
2004	—	—	—	—	—	—
2005	—	—	—	—	—
2006	—	—	—	—
2007	6,766	6,766	6,766
2008	417,175	417,175
2009	386,897

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	Total Development
2001				—	—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—		—
2003	—	—	—	—	—	—	—			—
2004	—	—	—	—	—	—				—
2005	—	—	—	—	—					—
2006	—	—	—	—						—
2007	5,903	(5,627)	615							(5,012)
2008	380,307	(16,562)								(16,562)
2009	340,787

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	Total Development
	N/A	N/A	—	—	—	—	—	(5,627)	(15,947)	(21,574)
ARMtech gross is net of FCIC cession

Exhibit 5, Page 3

Valuation Date: December 31, 2009	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.6191 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Short Tail
International Sourced Property
ITD SUMMARY
Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	17	—	—	—	—	—	—	0%
2002	34,133	2,270	—	—	2	0	2,273	7%
2003	67,057	19,535	6,073	—	12	91	25,711	38%
2004	99,974	39,056	2,528	—	101	39	41,725	42%
2005	95,875	152,497	1,429	—	4,529	89	158,544	165%
2006	56,626	36,511	803	—	1,820	39	39,174	69%
2007	48,238	40,085	896	—	358	19	41,359	86%
2008	51,473	21,391	7,154	—	3,006	152	31,703	62%
2009	34,658	7,703	5,973	—	5,383	170	19,230	55%

	488,051	319,049	24,856	—	15,213	601	359,719	74%
Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	347	—	—	—	—	—	—	0%
2003	1,794	41	—	—	0	—	41	2%
2004	2,293	2,418	0	—	0	—	2,418	105%
2005	1,566	—	—	—	10	—	10	1%
2006	5,965	—	115	—	4	—	119	2%
2007	16,563	14,407	—	—	133	—	14,539	88%
2008	17,439	1,477	535	—	1,214	—	3,226	19%
2009	16,505	0	1,349	—	2,327	—	3,676	22%

	62,472	18,343	1,999	—	3,687	—	24,029	38%
Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	17	—	—	—	—	—	—	0%
2002	33,786	2,270	—	—	2	0	2,273	7%
2003	65,264	19,494	6,073	—	12	91	25,670	39%
2004	97,681	36,638	2,528	—	101	39	39,307	40%
2005	94,310	152,497	1,429	—	4,520	89	158,535	168%
2006	50,661	36,511	688	—	1,816	39	39,055	77%
2007	31,676	25,679	896	—	226	19	26,819	85%
2008	34,034	19,914	6,619	—	1,791	152	28,477	84%
2009	18,152	7,702	4,624	—	3,057	170	15,554	86%

	425,579	300,706	22,857	—	11,526	601	335,690	79%

Exhibit 6, Page 1

Valuation Date: December 31, 2009	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.6191 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Short Tail
International Sourced Property
GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—
2002	149	1,449	2,257	2,267	2,270	2,270	2,270	2,270
2003	61	11,324	15,247	17,248	17,535	18,708	19,535
2004	3,397	21,868	27,306	32,026	35,620	39,056
2005	24,656	89,278	137,126	155,433	152,497
2006	9,633	26,282	36,251	36,511
2007	12,143	27,622	40,085
2008	8,822	21,391
2009	7,703

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	1,600	3,392	2,404	2,268	2,271	2,270	2,270	2,270
2003	13,677	17,300	19,975	23,911	23,919	26,873	25,608
2004	25,140	43,942	40,660	40,255	41,381	41,584
2005	147,376	169,409	162,348	160,694	153,925
2006	41,433	37,269	37,324	37,314
2007	33,024	43,534	40,982
2008	31,680	28,545
2009	13,676

Ultimate Loss
& LAE	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	13,244	4,577	2,407	2,317	2,279	2,276	2,273	2,273
2003	32,548	19,430	20,124	24,052	24,055	27,000	25,711
2004	61,248	41,370	41,214	40,748	41,719	41,725
2005	193,373	173,042	167,176	165,604	158,544
2006	57,452	39,804	39,227	39,174
2007	44,493	44,145	41,359
2008	45,836	31,703
2009	19,230

Exhibit 6, Page 2

Valuation Date: December 31, 2009	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.6191 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Short Tail
International Sourced Property
GROSS BASIS

Ultimate Loss
& LAE Ratio	12	24	36	48	60	72	84	96	108
2001				0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2002	38.8%	13.4%	7.1%	6.8%	6.7%	6.7%	6.7%	6.7%
2003	48.5%	29.0%	30.0%	35.9%	35.9%	40.3%	38.3%
2004	61.3%	41.4%	41.2%	40.8%	41.7%	41.7%
2005	201.7%	180.5%	174.4%	172.7%	165.4%
2006	101.5%	70.3%	69.3%	69.2%
2007	92.2%	91.5%	85.7%
2008	89.0%	61.6%
2009	55.5%

Earned Premium	12	24	36	48	60	72	84	96	108
2001				17	17	17	17	17	17
2002	34,208	34,208	34,133	34,133	34,133	34,133	34,133	34,133
2003	67,248	66,972	66,901	67,013	66,990	67,057	67,057
2004	100,612	99,725	99,784	99,778	99,776	99,974
2005	96,232	95,755	95,601	95,689	95,875
2006	57,095	56,364	56,465	56,626
2007	47,045	48,033	48,238
2008	51,725	51,473
2009	34,658

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	Total Development
2001				—	—	—	—	—	—	—
2002	13,244	(8,667)	(2,171)	(90)	(37)	(3)	(3)	0		(10,971)
2003	32,548	(13,118)	695	3,927	3	2,945	(1,289)			(6,837)
2004	61,248	(19,878)	(156)	(466)	971	6				(19,524)
2005	193,373	(20,331)	(5,866)	(1,572)	(7,060)					(34,829)
2006	57,452	(17,648)	(576)	(53)						(18,278)
2007	44,493	(348)	(2,787)							(3,134)
2008	45,836	(14,132)								(14,132)
2009	19,230

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	Total Development
	N/A	N/A	(8,667)	(15,289)	(19,274)	(16,597)	(23,981)	1,417	(25,315)	(107,705)

Exhibit 6, Page 3

Valuation Date: December 31, 2009	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.6191 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Short Tail
United States Sourced Property
ITD SUMMARY
Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	10,419	5,823	1,330	—	0	23	7,176	69%
2006	80,427	2,280	307	—	74	8	2,669	3%
2007	96,997	2,791	50	—	404	15	3,260	3%
2008	84,401	6,145	646	—	2,144	86	9,021	11%
2009	105,458	4,329	3,169	—	11,740	465	19,702	19%

	377,702	21,368	5,502	—	14,362	597	41,828	11%
Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	6,699	3,082	1,038	—	0	—	4,120	62%
2006	66,746	1,085	73	—	54	—	1,212	2%
2007	90,027	1,395	28	—	286	—	1,710	2%
2008	45,879	1,722	87	—	701	—	2,510	5%
2009	47,988	295	226	—	3,011	—	3,531	7%

	257,340	7,579	1,452	—	4,053	—	13,083	5%
Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	3,720	2,741	292	—	0	23	3,056	82%
2006	13,681	1,195	234	—	20	8	1,457	11%
2007	6,969	1,396	22	—	117	15	1,550	22%
2008	38,522	4,423	559	—	1,442	86	6,510	17%
2009	57,470	4,034	2,943	—	8,730	465	16,171	28%

	120,362	13,789	4,050	—	10,309	597	28,745	24%

Exhibit 7, Page 1

Valuation Date: December 31, 2009	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.6191 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Short Tail
United States Sourced Property
GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—
2004	—	—	—	—	—	—
2005	376	3,761	4,036	5,247	5,823
2006	428	1,161	1,691	2,280
2007	350	2,328	2,791
2008	3,849	6,145
2009	4,329

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—
2004	—	—	—	—	—	—
2005	4,074	6,109	7,513	6,848	7,153
2006	1,122	2,442	2,531	2,587
2007	978	2,821	2,841
2008	6,112	6,791
2009	7,498

Ultimate Loss
& LAE	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—
2004	—	—	—	—	—	—
2005	10,409	6,717	7,672	6,917	7,176
2006	13,850	4,712	2,976	2,669
2007	11,877	4,410	3,260
2008	18,879	9,021
2009	19,702

Exhibit 7, Page 2

Valuation Date: December 31, 2009	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.6191 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Short Tail
United States Sourced Property
GROSS BASIS

Ultimate Loss
& LAE Ratio	12	24	36	48	60	72	84	96	108
2001				0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2002	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2003	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2004	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2005	99.9%	64.5%	73.6%	66.4%	68.9%
2006	17.2%	5.9%	3.7%	3.3%
2007	12.2%	4.5%	3.4%
2008	22.4%	10.7%
2009	18.7%

Earned Premium	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—
2004	—	—	—	—	—	—
2005	10,321	10,384	10,388	10,391	10,419
2006	80,347	80,386	80,454	80,427
2007	97,111	97,010	96,997
2008	84,371	84,401
2009	105,458

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	Total Development
2001				—	—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—		—
2003	—	—	—	—	—	—	—			—
2004	—	—	—	—	—	—				—
2005	10,409	(3,692)	955	(755)	260					(3,232)
2006	13,850	(9,138)	(1,736)	(307)						(11,181)
2007	11,877	(7,467)	(1,150)							(8,617)
2008	18,879	(9,858)								(9,858)
2009	19,702

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	Total Development
	N/A	N/A	—	—	—	(3,692)	(8,183)	(9,958)	(11,056)	(32,889)

Exhibit 7, Page 3

Valuation Date: December 31, 2009	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.6191 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Long Tail
Casualty Directors and Officers
ITD SUMMARY
Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	7,173	970	294	304	25	9	1,603	22%
2003	46,738	12,571	6,438	535	858	117	20,519	44%
2004	74,578	17,084	4,886	3,675	6,448	225	32,319	43%
2005	81,406	15,523	6,495	23	9,705	243	31,989	39%
2006	60,582	2,726	2,777	1,878	18,151	342	25,874	43%
2007	53,208	4,258	3,287	12,954	20,240	547	41,287	78%
2008	58,209	1,724	3,603	8,118	27,778	592	41,815	72%
2009	59,179	391	675	—	36,635	560	38,261	65%

	441,073	55,247	28,456	27,487	119,840	2,637	233,667	53%
Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	—	—	—	—	—	—	—	0%
2007	—	—	—	—	—	—	—	0%
2008	—	—	—	—	—	—	—	0%
2009	8	—	—	—	5	—	5	60%

	8	—	—	—	5	—	5	60%
Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	7,173	970	294	304	25	9	1,603	22%
2003	46,738	12,571	6,438	535	858	117	20,519	44%
2004	74,578	17,084	4,886	3,675	6,448	225	32,319	43%
2005	81,406	15,523	6,495	23	9,705	243	31,989	39%
2006	60,582	2,726	2,777	1,878	18,151	342	25,874	43%
2007	53,208	4,258	3,287	12,954	20,240	547	41,287	78%
2008	58,209	1,724	3,603	8,118	27,778	592	41,815	72%
2009	59,171	391	675	—	36,630	560	38,256	65%

	441,065	55,247	28,456	27,487	119,835	2,637	233,662	53%

Exhibit 8, Page 1

Valuation Date: December 31, 2009	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.6191 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Long Tail
Casualty Directors and Officers
GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	—	108	2	2	379	648	735	970
2003	130	227	619	2,943	6,675	8,905	12,571
2004	3	858	2,181	8,795	15,043	17,084
2005	8	1,175	3,171	10,692	15,523
2006	109	177	472	2,726
2007	44	1,481	4,258
2008	290	1,724
2009	391

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	—	110	242	1,824	4,725	4,692	1,685	1,568
2003	132	3,817	6,145	18,588	14,451	16,678	19,544
2004	1,269	13,537	26,876	24,383	24,925	25,646
2005	835	7,659	16,866	20,364	22,041
2006	567	4,379	5,506	7,382
2007	2,749	12,613	20,500
2008	1,015	13,444
2009	1,066

Ultimate Loss
& LAE	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	—	3,467	3,263	14,378	5,147	5,551	1,891	1,603
2003	25,515	27,005	16,272	22,775	21,406	19,250	20,519
2004	53,677	50,230	48,355	37,913	32,144	32,319
2005	47,139	35,625	39,896	34,800	31,989
2006	35,503	32,572	29,864	25,874
2007	35,357	41,762	41,287
2008	39,581	41,815
2009	38,261

Exhibit 8, Page 2

Valuation Date: December 31, 2009	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.6191 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Long Tail
Casualty Directors and Officers
GROSS BASIS

Ultimate Loss
& LAE Ratio	12	24	36	48	60	72	84	96	108
2001				0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2002	0.0%	48.3%	45.5%	200.4%	71.8%	77.4%	26.4%	22.3%
2003	54.6%	57.8%	34.8%	48.7%	45.8%	41.2%	43.9%
2004	72.0%	67.4%	64.8%	50.8%	43.1%	43.3%
2005	57.9%	43.8%	49.0%	42.7%	39.3%
2006	58.6%	53.8%	49.3%	42.7%
2007	66.5%	78.5%	77.6%
2008	68.0%	71.8%
2009	64.7%

Earned Premium	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	—	5,326	7,125	7,158	7,171	7,173	7,174	7,173
2003	45,577	46,034	46,583	46,701	46,722	46,741	46,738
2004	72,610	73,843	74,347	74,386	74,532	74,578
2005	77,972	79,818	80,609	81,171	81,406
2006	59,255	60,590	60,452	60,582
2007	53,896	52,505	53,208
2008	55,586	58,209
2009	59,179

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	Total Development
2001				—	—	—	—	—	—	—
2002	—	3,467	(204)	11,115	(9,231)	403	(3,660)	(288)		1,603
2003	25,515	1,490	(10,733)	6,504	(1,369)	(2,157)	1,270			(4,996)
2004	53,677	(3,447)	(1,876)	(10,441)	(5,769)	175				(21,358)
2005	47,139	(11,514)	4,271	(5,096)	(2,811)					(15,150)
2006	35,503	(2,931)	(2,708)	(3,989)						(9,628)
2007	35,357	6,405	(476)							5,929
2008	39,581	2,234								2,234
2009	38,261

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	Total Development
	N/A	N/A	3,467	1,285	(3,065)	(16,118)	(10,066)	(12,985)	(3,886)	(41,367)

Exhibit 8, Page 3

Valuation Date: December 31, 2009	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.6191 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Long Tail
Casualty Motor
ITD SUMMARY
Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	13,328	7,612	0	—	1,570	24	9,206	69%
2003	64,622	26,196	365	112	11,579	181	38,433	59%
2004	35,960	23,363	780	—	1,939	41	26,122	73%
2005	29,852	13,819	1,524	—	983	38	16,363	55%
2006	24,144	16,450	4,283	—	2,040	95	22,868	95%
2007	20,647	10,428	1,442	75	2,182	55	14,182	69%
2008	14,402	4,268	2,711	57	1,941	71	9,048	63%
2009	15,765	1,066	2,087	20	7,720	147	11,039	70%

	218,721	103,200	13,192	264	29,953	651	147,261	67%
Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	1,522	1,187	19	—	13	—	1,219	80%
2004	2,739	1,079	44	—	37	—	1,160	42%
2005	2,908	1,479	68	—	143	—	1,690	58%
2006	1,433	—	—	—	125	—	125	9%
2007	189	—	—	—	2	—	2	1%
2008	384	—	—	—	13	—	13	3%
2009	201	—	—	—	110	—	110	54%

	9,377	3,744	130	—	444	—	4,318	46%
Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	13,328	7,612	0	—	1,570	24	9,206	69%
2003	63,100	25,009	347	112	11,566	181	37,214	59%
2004	33,221	22,284	736	—	1,901	41	24,962	75%
2005	26,944	12,341	1,456	—	839	38	14,674	54%
2006	22,711	16,450	4,283	—	1,916	95	22,744	100%
2007	20,459	10,428	1,442	75	2,179	55	14,180	69%
2008	14,018	4,268	2,711	57	1,928	71	9,034	64%
2009	15,564	1,066	2,087	20	7,610	147	10,930	70%

	209,344	99,457	13,062	264	29,510	651	142,943	68%

Exhibit 9, Page 1

Valuation Date: December 31, 2009	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.6191 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Long Tail
Casualty Motor
GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	—	4,082	5,434	6,559	7,085	7,394	7,611	7,612
2003	9,383	15,905	18,198	21,687	23,617	25,226	26,196
2004	6,951	13,904	18,673	21,244	22,385	23,363
2005	2,065	7,716	10,632	12,720	13,819
2006	3,033	10,608	14,445	16,450
2007	2,730	7,919	10,428
2008	1,180	4,268
2009	1,066

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	—	6,145	7,035	7,554	7,136	7,419	7,612	7,612
2003	14,456	23,331	23,213	24,095	26,421	26,949	26,673
2004	12,797	21,850	23,504	24,667	24,042	24,142
2005	5,520	12,770	14,700	15,126	15,343
2006	4,473	19,090	20,500	20,733
2007	5,977	11,537	11,945
2008	2,631	7,036
2009	3,173

Ultimate Loss
& LAE	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	—	8,634	10,262	10,211	10,802	10,413	9,936	9,206
2003	38,904	38,833	34,985	40,783	40,697	39,917	38,433
2004	26,135	25,400	26,666	27,222	25,655	26,122
2005	17,802	16,067	17,493	15,529	16,363
2006	18,671	22,743	23,129	22,868
2007	12,371	14,472	14,182
2008	8,114	9,048
2009	11,039

Exhibit 9, Page 2

Valuation Date: December 31, 2009	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.6191 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Long Tail
Casualty Motor
GROSS BASIS

Ultimate Loss
& LAE Ratio	12	24	36	48	60	72	84	96	108
2001				0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2002	0.0%	64.8%	77.0%	76.6%	81.0%	78.1%	74.5%	69.1%
2003	60.2%	60.1%	54.1%	63.1%	63.0%	61.8%	59.5%
2004	72.7%	70.6%	74.2%	75.7%	71.3%	72.6%
2005	59.6%	53.8%	58.6%	52.0%	54.8%
2006	77.3%	94.2%	95.8%	94.7%
2007	59.9%	70.1%	68.7%
2008	56.3%	62.8%
2009	70.0%

Earned Premium	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	—	12,801	13,375	13,337	13,327	13,329	13,329	13,328
2003	61,323	65,558	64,758	64,639	64,630	64,628	64,622
2004	36,317	35,968	35,978	35,970	35,967	35,960
2005	27,992	29,932	29,861	29,856	29,852
2006	25,584	24,152	24,146	24,144
2007	20,977	20,676	20,647
2008	13,451	14,402
2009	15,765

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	Total Development
2001				—	—	—	—	—	—	—
2002	—	8,634	1,628	(51)	590	(388)	(477)	(731)		9,206
2003	38,904	(71)	(3,848)	5,797	(86)	(780)	(1,484)			(471)
2004	26,135	(734)	1,266	556	(1,567)	466				(13)
2005	17,802	(1,735)	1,427	(1,964)	835					(1,438)
2006	18,671	4,072	386	(260)						4,198
2007	12,371	2,101	(290)							1,811
2008	8,114	934								934
2009	11,039

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	Total Development
	N/A	N/A	8,634	1,558	(4,633)	5,918	5,581	(2,301)	(531)	14,226

Exhibit 9, Page 3

Valuation Date: December 31, 2009	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.6191 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Long Tail
Casualty Other
ITD SUMMARY
Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	1	0	—	—	0	0	0	20%
2002	73,041	36,087	5,524	8,705	9,772	360	60,448	83%
2003	210,960	80,386	27,030	4,671	34,391	991	147,470	70%
2004	228,175	71,943	16,811	4,589	53,302	1,121	147,765	65%
2005	230,852	55,626	20,988	8,927	51,510	1,221	138,272	60%
2006	197,013	26,507	24,487	5,768	60,508	1,361	118,632	60%
2007	138,519	16,075	20,118	6,539	53,321	1,200	97,254	70%
2008	123,281	9,582	16,443	2,858	61,305	1,209	91,397	74%
2009	127,484	2,346	6,231	895	78,838	1,289	89,598	70%

	1,329,326	298,552	137,633	42,953	402,947	8,753	890,838	67%
Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	—	—	—	—	—	—	—	0%
2007	—	—	—	—	—	—	—	0%
2008	—	—	—	—	—	—	—	0%
2009	73	—	—	—	45	—	45	62%

	73	—	—	—	45	—	45	62%
Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	1	0	—	—	0	0	0	20%
2002	73,041	36,087	5,524	8,705	9,772	360	60,448	83%
2003	210,960	80,386	27,030	4,671	34,391	991	147,470	70%
2004	228,175	71,943	16,811	4,589	53,302	1,121	147,765	65%
2005	230,852	55,626	20,988	8,927	51,510	1,221	138,272	60%
2006	197,013	26,507	24,487	5,768	60,508	1,361	118,632	60%
2007	138,519	16,075	20,118	6,539	53,321	1,200	97,254	70%
2008	123,281	9,582	16,443	2,858	61,305	1,209	91,397	74%
2009	127,411	2,346	6,231	895	78,793	1,289	89,553	70%

	1,329,252	298,552	137,633	42,953	402,902	8,753	890,793	67%

Exhibit 10, Page 1

Valuation Date: December 31, 2009	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.6191 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Long Tail
Casualty Other
GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108
2001				0	0	0	0	0	0
2002	1	824	3,925	6,953	22,478	22,325	29,286	36,087
2003	1,154	8,147	23,631	34,837	57,597	71,286	80,386
2004	5,338	13,178	23,129	41,449	56,659	71,943
2005	3,317	14,292	25,205	42,449	55,626
2006	3,646	9,888	18,260	26,507
2007	1,269	7,954	16,075
2008	855	9,582
2009	2,346

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108
2001				0	0	0	0	0	0
2002	9	9,954	17,114	45,800	54,054	51,207	52,660	50,316
2003	14,837	30,998	53,867	64,727	91,774	99,402	112,087
2004	16,500	29,167	47,214	63,302	86,974	93,343
2005	11,606	27,825	51,082	66,817	85,541
2006	10,668	25,160	38,233	56,763
2007	9,414	23,984	42,733
2008	6,060	28,883
2009	9,471

Ultimate Loss
& LAE	12	24	36	48	60	72	84	96	108
2001				1	1	0	0	0	0
2002	50,617	52,981	52,602	62,429	66,680	62,204	66,636	60,448
2003	150,488	144,829	153,529	142,489	149,625	147,105	147,470
2004	158,073	143,669	138,209	137,250	149,931	147,765
2005	142,085	133,237	136,738	134,699	138,272
2006	126,191	121,688	117,292	118,632
2007	91,455	95,780	97,254
2008	82,391	91,397
2009	89,598

Exhibit 10, Page 2

Valuation Date: December 31, 2009	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.6191 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Long Tail
Casualty Other
GROSS BASIS

Ultimate Loss
& LAE Ratio	12	24	36	48	60	72	84	96	108
2001				51.5%	42.3%	34.2%	27.7%	22.0%	19.7%
2002	69.3%	72.5%	72.0%	85.5%	91.3%	85.2%	91.2%	82.8%
2003	71.3%	68.7%	72.8%	67.5%	70.9%	69.7%	69.9%
2004	69.3%	63.0%	60.6%	60.2%	65.7%	64.8%
2005	61.5%	57.7%	59.2%	58.3%	59.9%
2006	64.1%	61.8%	59.5%	60.2%
2007	66.0%	69.1%	70.2%
2008	66.8%	74.1%
2009	70.3%

Earned Premium	12	24	36	48	60	72	84	96	108
2001				1	1	1	1	1	1
2002	82,850	70,614	71,115	81,547	75,314	75,163	72,932	73,041
2003	211,836	209,287	211,246	211,671	211,643	210,588	210,960
2004	223,463	227,348	228,265	226,418	226,515	228,175
2005	224,441	227,436	226,559	227,273	230,852
2006	193,353	194,339	194,919	197,013
2007	145,239	138,645	138,519
2008	126,514	123,281
2009	127,484

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	Total Development
2001				1	(0)	(0)	(0)	(0)	(0)	0
2002	50,617	2,364	(379)	9,827	4,252	(4,476)	4,432	(6,188)		9,831
2003	150,488	(5,659)	8,699	(11,040)	7,136	(2,520)	365			(3,019)
2004	158,073	(14,404)	(5,459)	(959)	12,680	(2,166)				(10,308)
2005	142,085	(8,848)	3,501	(2,039)	3,573					(3,812)
2006	126,191	(4,503)	(4,396)	1,341						(7,559)
2007	91,455	4,325	1,474							5,799
2008	82,391	9,007								9,007
2009	89,598

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	Total Development
	N/A	N/A	2,364	(6,038)	4,122	(21,096)	699	12,482	7,407	(61)

Exhibit 10, Page 3

Valuation Date: December 31, 2009	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.6191 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Long Tail
Workers Compensation (Predominantly Ground Up Pro Rata)
ITD SUMMARY
Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	14,259	906	1,881	—	7,264	137	10,189	71%
2003	35,934	20,732	3,879	—	4,363	124	29,097	81%
2004	49,412	22,028	6,599	—	10,493	256	39,377	80%
2005	73,305	39,890	10,983	—	6,383	260	57,517	78%
2006	129,188	36,252	3,852	—	13,204	256	53,565	41%
2007	24,005	1,580	56	—	3,522	54	5,212	22%
2008	300	—	—	—	200	3	203	68%
2009	—	—	—	—	—	—	—	0%

	326,404	121,389	27,252	—	45,429	1,090	195,161	60%
Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	4	206	34	—	0	—	239	6317%
2005	1,774	572	146	—	61	—	779	44%
2006	2,784	—	—	—	172	—	172	6%
2007	42	—	—	—	17	—	17	39%
2008	—	—	—	—	—	—	—	0%
2009	—	—	—	—	—	—	—	0%

	4,604	778	179	—	250	—	1,207	26%
Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	14,259	906	1,881	—	7,264	137	10,189	71%
2003	35,934	20,732	3,879	—	4,363	124	29,097	81%
2004	49,408	21,823	6,566	—	10,493	256	39,138	79%
2005	71,531	39,318	10,838	—	6,322	260	56,738	79%
2006	126,405	36,252	3,852	—	13,032	256	53,393	42%
2007	23,963	1,580	56	—	3,505	54	5,196	22%
2008	300	—	—	—	200	3	203	68%
2009	—	—	—	—	—	—	—	0%

	321,800	120,611	27,073	—	45,179	1,090	193,954	60%

Exhibit 11, Page 1

Valuation Date: December 31, 2009	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.6191 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Long Tail
Workers Compensation (Predominantly Ground Up Pro Rata)
GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	—	—	98	122	266	318	424	906
2003	59	6,934	12,550	16,633	18,762	19,957	20,732
2004	3,306	9,835	14,376	16,905	19,362	22,028
2005	1,474	20,008	27,019	34,592	39,890
2006	2,781	21,080	29,847	36,252
2007	828	1,241	1,580
2008	—	—
2009	—

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	—	625	1,010	1,976	—	—	—	—
2003	2,178	16,794	21,018	—	—	—	—
2004	10,687	21,365	—	—	—	—
2005	5,750	—	—	—	—
2006	—	—	—	—
2007	—	—	—
2008	—	—
2009	—

Ultimate Loss
& LAE	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	7,886	9,450	11,229	11,112	11,182	11,146	10,745	10,189
2003	30,726	35,646	34,130	30,804	30,782	29,479	29,097
2004	41,852	45,960	41,170	41,245	40,516	39,377
2005	44,813	61,304	57,586	57,639	57,517
2006	59,470	66,093	56,824	53,565
2007	11,481	7,124	5,212
2008	203	203
2009	—

Exhibit 11, Page 2

Valuation Date: December 31, 2009	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.6191 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Long Tail
Workers Compensation (Predominantly Ground Up Pro Rata)
GROSS BASIS

Ultimate Loss
& LAE Ratio	12	24	36	48	60	72	84	96	108
2001				0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2002	55.3%	66.3%	78.7%	77.9%	78.4%	78.2%	75.4%	71.5%
2003	85.5%	99.2%	95.0%	85.7%	85.7%	82.0%	81.0%
2004	84.7%	93.0%	83.3%	83.5%	82.0%	79.7%
2005	61.1%	83.6%	78.6%	78.6%	78.5%
2006	46.0%	51.2%	44.0%	41.5%
2007	47.8%	29.7%	21.7%
2008	67.8%	67.8%
2009	0.0%

Earned Premium	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	24,030	15,286	14,224	14,239	14,244	14,246	14,254	14,259
2003	34,623	35,717	37,284	36,077	36,001	35,899	35,934
2004	50,952	50,438	49,555	49,475	49,383	49,412
2005	53,497	73,528	73,644	73,130	73,305
2006	122,779	131,198	129,112	129,188
2007	24,172	24,003	24,005
2008	300	300
2009	—

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	Total Development
2001				—	—	—	—	—	—	—
2002	7,886	1,564	1,779	(117)	70	(36)	(402)	(556)		2,303
2003	30,726	4,919	(1,516)	(3,326)	(22)	(1,303)	(382)			(1,629)
2004	41,852	4,108	(4,790)	75	(730)	(1,139)				(2,475)
2005	44,813	16,492	(3,718)	53	(122)					12,705
2006	59,470	6,623	(9,269)	(3,259)						(5,905)
2007	11,481	(4,357)	(1,912)							(6,268)
2008	203	—								—
2009	—

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	Total Development
	N/A	N/A	1,564	6,698	2,475	8,447	2,921	(16,006)	(7,369)	(1,270)

Exhibit 11, Page 3

Valuation Date: December 31, 2009	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.6191 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Other
Agriculture and Other Specialty
ITD SUMMARY
Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	71	—	—	—	—	—	—	0%
2002	3,682	—	—	—	1	0	1	0%
2003	2,327	—	—	—	3	0	3	0%
2004	16,569	1,686	158	—	72	3	1,919	12%
2005	52,076	29,297	—	—	1,633	24	30,955	59%
2006	119,651	72,107	—	—	3,452	52	75,611	63%
2007	147,382	87,541	2	—	4,160	62	91,766	62%
2008	23,528	7,133	174	—	3,665	58	11,030	47%
2009	18,327	1,162	369	—	11,548	179	13,258	72%

	383,614	198,927	703	—	24,533	379	224,542	59%
Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	842	—	—	—	—	—	—	0%
2007	1,989	—	—	—	—	—	—	0%
2008	472	—	—	—	—	—	—	0%
2009	—	—	—	—	—	—	—	0%

	3,302	—	—	—	—	—	—	0%
Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	71	—	—	—	—	—	—	0%
2002	3,682	—	—	—	1	0	1	0%
2003	2,327	—	—	—	3	0	3	0%
2004	16,569	1,686	158	—	72	3	1,919	12%
2005	52,076	29,297	—	—	1,633	24	30,955	59%
2006	118,809	72,107	—	—	3,452	52	75,611	64%
2007	145,393	87,541	2	—	4,160	62	91,766	63%
2008	23,056	7,133	174	—	3,665	58	11,030	48%
2009	18,327	1,162	369	—	11,548	179	13,258	72%

	380,311	198,927	703	—	24,533	379	224,542	59%

Exhibit 12, Page 1

Valuation Date: December 31, 2009	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.6191 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Other
Agriculture and Other Specialty
GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—
2004	704	1,630	1,666	1,686	1,686	1,686
2005	4,073	29,191	29,232	29,315	29,297
2006	840	72,752	72,790	72,107
2007	626	86,895	87,541
2008	1,748	7,133
2009	1,162

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—
2004	923	1,831	1,867	1,844	1,844	1,844
2005	5,008	29,252	29,232	29,315	29,297
2006	842	72,753	72,790	72,107
2007	770	86,897	87,544
2008	1,748	7,307
2009	1,531

Ultimate Loss
& LAE	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	—	460	287	206	125	25	2	1
2003	823	477	349	256	141	28	3
2004	12,707	11,385	9,218	6,512	4,195	1,919
2005	42,717	36,120	34,306	32,673	30,955
2006	77,958	80,047	77,808	75,611
2007	115,309	92,207	91,766
2008	17,858	11,030
2009	13,258

Exhibit 12, Page 2

Valuation Date: December 31, 2009	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.6191 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Other
Agriculture and Other Specialty
GROSS BASIS

Ultimate Loss
& LAE Ratio	12	24	36	48	60	72	84	96	108
2001				0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2002	0.0%	12.5%	7.8%	5.6%	3.4%	0.7%	0.0%	0.0%
2003	35.4%	20.5%	15.0%	11.0%	6.1%	1.2%	0.1%
2004	76.7%	68.7%	55.6%	39.3%	25.3%	11.6%
2005	82.0%	69.4%	65.9%	62.7%	59.4%
2006	65.2%	66.9%	65.0%	63.2%
2007	78.2%	62.6%	62.3%
2008	75.9%	46.9%
2009	72.3%

Earned Premium	12	24	36	48	60	72	84	96	108
2001				71	71	71	71	71	71
2002	—	3,650	3,677	3,685	3,682	3,682	3,682	3,682
2003	3,366	2,323	2,327	2,327	2,327	2,327	2,327
2004	17,231	16,406	16,444	16,544	16,615	16,569
2005	50,591	52,355	52,102	52,095	52,076
2006	119,618	119,442	119,669	119,651
2007	142,801	147,251	147,382
2008	23,089	23,528
2009	18,327

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	Total Development
2001				—	—	—	—	—	—	—
2002	—	460	(173)	(81)	(81)	(100)	(24)	(1)		1
2003	823	(346)	(128)	(92)	(115)	(113)	(25)			(820)
2004	12,707	(1,322)	(2,167)	(2,706)	(2,316)	(2,277)				(10,788)
2005	42,717	(6,597)	(1,814)	(1,633)	(1,719)					(11,763)
2006	77,958	2,089	(2,239)	(2,197)						(2,348)
2007	115,309	(23,102)	(441)							(23,543)
2008	17,858	(6,828)								(6,828)
2009	13,258

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	Total Development
	N/A	N/A	460	(519)	(1,532)	(8,937)	(2,646)	(29,427)	(13,488)	(56,089)

Exhibit 12, Page 3

Valuation Date: December 31, 2009	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.6191 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Short Tail
Short Tail Marine and Aerospace
ITD SUMMARY
Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	0	—	—	—	—	—	—	0%
2002	42,832	20,743	1,144	—	3	17	21,907	51%
2003	123,993	44,590	3,782	—	656	67	49,094	40%
2004	175,591	86,256	9,967	—	1,889	178	98,290	56%
2005	228,867	301,829	51,873	737	3,226	838	358,502	157%
2006	205,935	55,499	25,046	2,285	5,096	486	88,412	43%
2007	116,132	44,496	28,233	1,503	5,608	530	80,370	69%
2008	79,281	21,058	14,581	891	14,275	446	51,252	65%
2009	50,344	4,042	5,129	4,379	22,040	473	36,064	72%

	1,022,975	578,512	139,755	9,795	52,793	3,035	783,891	77%
Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	2,918	—	—	—	—	—	—	0%
2007	4,501	—	2,443	—	—	—	2,443	54%
2008	3,236	—	—	—	—	—	—	0%
2009	2,187	—	—	—	—	—	—	0%

	12,842	—	2,443	—	—	—	2,443	19%
Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	0	—	—	—	—	—	—	0%
2002	42,832	20,743	1,144	—	3	17	21,907	51%
2003	123,993	44,590	3,782	—	656	67	49,094	40%
2004	175,591	86,256	9,967	—	1,889	178	98,290	56%
2005	228,867	301,829	51,873	737	3,226	838	358,502	157%
2006	203,017	55,499	25,046	2,285	5,096	486	88,412	44%
2007	111,631	44,496	25,790	1,503	5,608	530	77,927	70%
2008	76,046	21,058	14,581	891	14,275	446	51,252	67%
2009	48,158	4,042	5,129	4,379	22,040	473	36,064	75%

	1,010,134	578,512	137,312	9,795	52,793	3,035	781,448	77%

Exhibit 13, Page 1

Valuation Date: December 31, 2009	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.6191 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Short Tail
Short Tail Marine and Aerospace
GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	408	11,875	16,720	17,841	19,027	19,643	20,187	20,743
2003	9,693	26,060	33,763	37,443	41,656	43,823	44,590
2004	9,466	45,896	64,668	79,678	83,389	86,256
2005	21,061	143,090	226,759	267,190	301,829
2006	6,581	23,727	42,627	55,499
2007	8,980	28,367	44,496
2008	7,192	21,058
2009	4,042

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	4,394	20,626	23,217	22,075	21,729	21,632	21,824	21,887
2003	28,374	47,442	47,681	48,894	49,832	48,602	48,372
2004	37,446	86,754	96,342	100,404	96,802	96,223
2005	170,872	303,187	323,524	343,032	354,439
2006	22,537	55,988	80,761	82,830
2007	27,155	64,270	74,232
2008	19,759	36,530
2009	13,550

Ultimate Loss
& LAE	12	24	36	48	60	72	84	96	108
2001				—	—	0	—	—	—
2002	34,096	27,502	24,750	22,210	21,757	21,832	21,878	21,907
2003	78,213	66,340	51,476	49,411	50,150	49,084	49,094
2004	113,620	113,432	102,307	102,012	97,314	98,290
2005	255,795	338,251	333,748	345,917	358,502
2006	93,582	85,937	92,162	88,412
2007	66,877	77,123	80,370
2008	54,963	51,252
2009	36,064

Exhibit 13, Page 2

Valuation Date: December 31, 2009	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.6191 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Short Tail
Short Tail Marine and Aerospace
GROSS BASIS

Ultimate Loss
& LAE Ratio	12	24	36	48	60	72	84	96	108
2001				0.0%	0.0%	5.5%	0.0%	0.0%	0.0%
2002	79.6%	64.2%	57.8%	51.9%	50.8%	51.0%	51.1%	51.1%
2003	63.1%	53.5%	41.5%	39.8%	40.4%	39.6%	39.6%
2004	64.7%	64.6%	58.3%	58.1%	55.4%	56.0%
2005	111.8%	147.8%	145.8%	151.1%	156.6%
2006	45.4%	41.7%	44.8%	42.9%
2007	57.6%	66.4%	69.2%
2008	69.3%	64.6%
2009	71.6%

Earned Premium	12	24	36	48	60	72	84	96	108
2001				0	0	0	0	0	0
2002	10,188	41,015	42,620	42,808	42,872	42,832	42,832	42,832
2003	118,523	119,659	123,253	123,885	123,960	123,946	123,993
2004	165,013	172,357	175,120	175,581	175,628	175,591
2005	241,630	228,283	228,872	229,509	228,867
2006	199,145	203,401	206,450	205,935
2007	113,654	116,350	116,132
2008	78,027	79,281
2009	50,344

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	Total Development
2001				—	—	0	(0)	—	—	—
2002	34,096	(6,593)	(2,752)	(2,540)	(454)	75	47	29		(12,188)
2003	78,213	(11,872)	(14,864)	(2,066)	739	(1,066)	10			(29,119)
2004	113,620	(188)	(11,125)	(295)	(4,698)	977				(15,330)
2005	255,795	82,456	(4,503)	12,169	12,585					102,707
2006	93,582	(7,645)	6,225	(3,750)						(5,170)
2007	66,877	10,246	3,247							13,493
2008	54,963	(3,711)								(3,711)
2009	36,064

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	Total Development
	N/A	N/A	(6,593)	(14,625)	(17,592)	68,812	(11,629)	22,922	9,386	50,682

Exhibit 13, Page 3

Valuation Date: December 31, 2009	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.6191 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Short Tail
Short Tail Property
ITD SUMMARY
Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	1,160	314	0	—	0	0	315	27%
2002	229,469	50,357	298	—	1,276	24	51,954	23%
2003	517,472	131,057	6,989	—	3,455	157	141,657	27%
2004	727,653	349,140	7,135	1,252	8,061	247	365,836	50%
2005	705,578	819,049	31,608	4,711	11,477	720	867,565	123%
2006	639,482	176,144	9,929	938	10,284	317	197,612	31%
2007	543,851	125,654	15,394	1,436	6,139	345	148,968	27%
2008	510,374	191,731	43,257	17,733	35,264	1,444	289,429	57%
2009	512,222	28,398	33,342	3,258	83,882	1,807	150,687	29%

	4,387,260	1,871,845	147,952	29,329	159,836	5,060	2,214,022	50%
Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	25,994	(178)	(5)	—	0	—	(183)	-1%
2003	5,939	—	—	—	0	—	0	0%
2004	5,798	5,920	—	—	—	—	5,920	102%
2005	6,274	6,124	—	—	0	—	6,124	98%
2006	5,931	—	—	—	0	—	0	0%
2007	19,977	—	—	—	—	—	—	0%
2008	16,043	—	—	—	—	—	—	0%
2009	4,990	—	—	—	—	—	—	0%

	90,947	11,866	(5)	—	0	—	11,861	13%
Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	1,160	314	0	—	0	0	315	27%
2002	203,475	50,535	303	—	1,276	24	52,138	26%
2003	511,533	131,057	6,989	—	3,455	157	141,657	28%
2004	721,854	343,220	7,135	1,252	8,061	247	359,916	50%
2005	699,303	812,925	31,608	4,711	11,477	720	861,440	123%
2006	633,551	176,144	9,929	938	10,284	317	197,612	31%
2007	523,874	125,654	15,394	1,436	6,139	345	148,968	28%
2008	494,331	191,731	43,257	17,733	35,264	1,444	289,429	59%
2009	507,232	28,398	33,342	3,258	83,882	1,807	150,687	30%

	4,296,313	1,859,979	147,957	29,329	159,836	5,060	2,202,161	51%

Exhibit 14, Page 1

Valuation Date: December 31, 2009 Values in Thousands USD (1.6191 USD/GBP)	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Short Tail
Short Tail Property
GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108
2001				311	282	288	247	295	314
2002	4,140	30,526	38,201	40,399	47,929	49,100	50,013	50,357
2003	33,213	86,359	109,886	120,409	128,056	130,423	131,057
2004	99,217	258,007	311,732	333,004	342,875	349,140
2005	239,394	557,387	719,521	783,284	819,049
2006	38,115	122,821	160,750	176,144
2007	33,590	105,349	125,654
2008	90,972	191,731
2009	28,398

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108
2001				375	297	297	251	295	314
2002	44,587	58,185	51,144	46,415	52,455	51,329	50,743	50,655
2003	91,416	135,673	137,460	139,547	138,394	138,852	138,046
2004	226,298	350,287	357,025	356,925	356,935	357,528
2005	603,334	834,697	863,021	863,214	855,368
2006	106,530	159,847	174,765	187,011
2007	95,565	150,898	142,485
2008	209,046	252,721
2009	64,998

Ultimate Loss
& LAE	12	24	36	48	60	72	84	96	108
2001				369	297	297	251	296	315
2002	92,018	74,599	54,921	48,366	54,075	52,929	52,089	51,954
2003	255,999	183,242	151,340	146,522	143,406	142,941	141,657
2004	471,103	421,343	370,990	368,500	365,875	365,836
2005	788,286	882,543	876,131	872,388	867,565
2006	232,301	188,447	186,830	197,612
2007	189,049	170,331	148,968
2008	313,162	289,429
2009	150,687

Exhibit 14, Page 2

Valuation Date: December 31, 2009 Values in Thousands USD (1.6191 USD/GBP)	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Short Tail
Short Tail Property
GROSS BASIS

Ultimate Loss
& LAE Ratio	12	24	36	48	60	72	84	96	108
2001				31.8%	25.6%	25.6%	21.7%	25.5%	27.1%
2002	40.1%	32.5%	23.9%	21.1%	23.6%	23.1%	22.7%	22.6%
2003	49.5%	35.4%	29.2%	28.3%	27.7%	27.6%	27.4%
2004	64.7%	57.9%	51.0%	50.6%	50.3%	50.3%
2005	111.7%	125.1%	124.2%	123.6%	123.0%
2006	36.3%	29.5%	29.2%	30.9%
2007	34.8%	31.3%	27.4%
2008	61.4%	56.7%
2009	29.4%

Earned Premium	12	24	36	48	60	72	84	96	108
2001				1,182	1,160	1,160	1,160	1,160	1,160
2002	197,944	226,110	228,002	228,603	228,596	228,632	229,410	229,469
2003	512,702	520,825	515,972	514,484	515,729	517,470	517,472
2004	710,212	723,641	723,508	727,269	727,852	727,653
2005	689,104	704,154	708,131	707,886	705,578
2006	615,195	634,385	639,209	639,482
2007	544,659	545,180	543,851
2008	508,436	510,374
2009	512,222

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	Total Development
2001				369	(71)	(0)	(46)	45	19	315
2002	92,018	(17,419)	(19,678)	(6,555)	5,710	(1,146)	(840)	(134)		(40,063)
2003	255,999	(72,757)	(31,902)	(4,818)	(3,116)	(466)	(1,283)			(114,341)
2004	471,103	(49,760)	(50,353)	(2,489)	(2,626)	(39)				(105,267)
2005	788,286	94,257	(6,411)	(3,743)	(4,823)					79,279
2006	232,301	(43,854)	(1,617)	10,782						(34,689)
2007	189,049	(18,718)	(21,363)							(40,081)
2008	313,162	(23,733)								(23,733)
2009	150,687

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	Total Development
	N/A	N/A	(17,419)	(92,066)	(88,289)	44,796	(57,063)	(27,966)	(40,575)	(278,582)

Exhibit 14, Page 3

Valuation Date: December 31, 2009 Values in Thousands USD (1.6191 USD/GBP)	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Short Tail
Short Tail Surety
ITD SUMMARY
Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	0	—	—	—	—	—	—	0%
2003	1,270	166	(0)	—	0	0	166	13%
2004	4,649	871	38	286	57	6	1,258	27%
2005	40,377	12,895	2,142	1,568	1,639	80	18,324	45%
2006	63,933	16,641	4,282	1,819	3,362	142	26,246	41%
2007	64,185	13,845	3,152	600	5,813	143	23,552	37%
2008	47,685	1,501	592	93	12,319	195	14,700	31%
2009	35,225	281	1,450	428	20,254	332	22,744	65%

	257,323	46,200	11,655	4,793	43,443	898	106,990	42%
Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	4,390	1,011	260	—	241	—	1,511	34%
2006	4,266	—	271	142	402	—	816	19%
2007	85	(122)	127	—	4	—	8	10%
2008	136	—	—	—	14	—	14	10%
2009	2	—	—	—	0	—	0	19%

	8,879	888	658	142	661	—	2,350	26%
Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	0	—	—	—	—	—	—	0%
2003	1,270	166	(0)	—	0	0	166	13%
2004	4,649	871	38	286	57	6	1,258	27%
2005	35,986	11,884	1,882	1,568	1,399	80	16,813	47%
2006	59,667	16,641	4,010	1,676	2,960	142	25,430	43%
2007	64,100	13,967	3,025	600	5,808	143	23,544	37%
2008	47,549	1,501	592	93	12,305	195	14,687	31%
2009	35,223	281	1,450	428	20,253	332	22,743	65%

	248,444	45,312	10,997	4,650	42,783	898	104,641	42%

Exhibit 15, Page 1

Valuation Date: December 31, 2009 Values in Thousands USD (1.6191 USD/GBP)	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Short Tail
Short Tail Surety
GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—
2003	20	92	107	92	164	166	166
2004	41	513	738	785	848	871
2005	751	5,738	9,975	11,121	12,895
2006	403	8,620	13,682	16,641
2007	2,968	8,708	13,845
2008	(105)	1,501
2009	281

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—
2003	77	97	225	188	164	166	166
2004	43	820	939	1,396	1,324	1,196
2005	4,388	9,571	13,182	16,177	16,605
2006	2,100	14,612	20,011	22,741
2007	10,211	13,099	17,596
2008	179	2,187
2009	2,158

Ultimate Loss
& LAE	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—
2003	748	416	270	179	160	166	166
2004	2,320	1,689	1,182	1,435	1,390	1,258
2005	26,576	19,982	16,359	18,762	18,324
2006	29,500	26,000	24,796	26,246
2007	37,161	25,690	23,552
2008	23,617	14,700
2009	22,744

Exhibit 15, Page 2

Valuation Date: December 31, 2009 Values in Thousands USD (1.6191 USD/GBP)	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Short Tail
Short Tail Surety
GROSS BASIS

Ultimate Loss
& LAE Ratio	12	24	36	48	60	72	84	96	108
2001				0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2002	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2003	58.9%	32.7%	21.2%	14.1%	12.6%	13.1%	13.1%
2004	49.9%	36.3%	25.4%	30.9%	29.9%	27.1%
2005	65.8%	49.5%	40.5%	46.5%	45.4%
2006	46.1%	40.7%	38.8%	41.1%
2007	57.9%	40.0%	36.7%
2008	49.5%	30.8%
2009	64.6%

Earned Premium	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	—	—	—	0	0	0	0	0
2003	1,095	1,065	1,340	1,345	1,300	1,270	1,270
2004	3,853	4,656	4,703	4,715	4,640	4,649
2005	35,957	39,826	39,739	40,053	40,377
2006	59,288	62,027	63,166	63,933
2007	60,034	62,857	64,185
2008	48,034	47,685
2009	35,225

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	Total Development
2001				—	—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—		—
2003	748	(333)	(146)	(91)	(19)	6	0			(582)
2004	2,320	(631)	(507)	253	(45)	(132)				(1,062)
2005	26,576	(6,593)	(3,623)	2,403	(438)					(8,252)
2006	29,500	(3,500)	(1,204)	1,449						(3,254)
2007	37,161	(11,470)	(2,138)							(13,608)
2008	23,617	(8,917)								(8,917)
2009	22,744

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	Total Development
	N/A	N/A	—	(333)	(777)	(7,191)	(6,888)	(10,311)	(10,175)	(35,675)

Exhibit 15, Page 3

Valuation Date: December 31, 2009 Values in Thousands USD (1.6191 USD/GBP)	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Workers Compensation Total
ITD SUMMARY
Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	14,259	906	1,881	—	7,264	137	10,189	71%
2003	35,934	20,732	3,879	—	4,363	124	29,097	81%
2004	49,412	22,028	6,599	—	10,493	256	39,377	80%
2005	73,305	39,890	10,983	—	6,383	260	57,517	78%
2006	158,241	45,297	6,662	—	18,510	1,322	71,791	45%
2007	226,098	65,093	27,254	—	36,736	7,470	136,553	60%
2008	256,695	70,730	49,637	—	56,532	9,413	186,312	73%
2009	125,412	14,752	29,547	—	50,701	4,603	99,603	79%

	939,357	279,430	136,444	—	190,981	23,586	630,440	67%
Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	4	206	34	—	0	—	239	6317%
2005	1,774	572	146	—	61	—	779	44%
2006	3,538	—	738	—	291	—	1,029	29%
2007	17,308	—	—	—	6,616	—	6,616	38%
2008	26,823	—	—	—	9,751	—	9,751	36%
2009	16,043	—	2,816	—	4,901	—	7,717	48%

	65,491	778	3,733	—	21,620	—	26,131	40%
Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	14,259	906	1,881	—	7,264	137	10,189	71%
2003	35,934	20,732	3,879	—	4,363	124	29,097	81%
2004	49,408	21,823	6,566	—	10,493	256	39,138	79%
2005	71,531	39,318	10,838	—	6,322	260	56,738	79%
2006	154,703	45,297	5,924	—	18,219	1,322	70,762	46%
2007	208,790	65,093	27,254	—	30,120	7,470	129,938	62%
2008	229,872	70,730	49,637	—	46,781	9,413	176,561	77%
2009	109,369	14,752	26,731	—	45,800	4,603	91,886	84%

	873,866	278,652	132,710	—	169,361	23,586	604,309	69%

Exhibit 16, Page 1

Valuation Date: December 31, 2009 Values in Thousands USD (1.6191 USD/GBP)	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Workers Compensation Total
GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	—	—	98	122	266	318	424	906
2003	59	6,934	12,550	16,633	18,762	19,957	20,732
2004	3,306	9,835	14,376	16,905	19,362	22,028
2005	1,474	20,008	27,019	34,592	39,890
2006	3,102	27,661	36,545	45,297
2007	9,855	39,668	65,093
2008	23,720	70,730
2009	14,752

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	—	625	1,010	1,976	2,379	2,629	2,598	2,787
2003	2,178	16,794	21,018	23,761	24,610	24,331	24,611
2004	10,687	21,365	26,104	27,585	28,752	28,628
2005	5,750	43,224	44,239	48,142	50,874
2006	8,566	47,136	46,347	51,959
2007	18,434	69,854	92,347
2008	76,641	120,368
2009	44,300

Ultimate Loss
& LAE	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	7,886	9,450	11,229	11,112	11,182	11,146	10,745	10,189
2003	30,726	35,646	34,130	30,804	30,782	29,479	29,097
2004	41,852	45,960	41,170	41,245	40,516	39,377
2005	44,813	61,304	57,586	57,639	57,517
2006	78,901	88,447	74,300	71,791
2007	139,161	135,803	136,553
2008	171,135	186,312
2009	99,603

Exhibit 16, Page 2

Valuation Date: December 31, 2009 Values in Thousands USD (1.6191 USD/GBP)	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Workers Compensation Total
GROSS BASIS

Ultimate Loss
& LAE Ratio	12	24	36	48	60	72	84	96	108
2001				0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2002	55.3%	66.3%	78.7%	77.9%	78.4%	78.2%	75.4%	71.5%
2003	85.5%	99.2%	95.0%	85.7%	85.7%	82.0%	81.0%
2004	84.7%	93.0%	83.3%	83.5%	82.0%	79.7%
2005	61.1%	83.6%	78.6%	78.6%	78.5%
2006	49.9%	55.9%	47.0%	45.4%
2007	61.5%	60.1%	60.4%
2008	66.7%	72.6%
2009	79.4%

Earned Premium	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	24,030	15,286	14,224	14,239	14,244	14,246	14,254	14,259
2003	34,623	35,717	37,284	36,077	36,001	35,899	35,934
2004	50,952	50,438	49,555	49,475	49,383	49,412
2005	53,497	73,528	73,644	73,130	73,305
2006	150,689	160,628	158,245	158,241
2007	231,634	231,675	226,098
2008	261,596	256,695
2009	125,412

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	Total Development
2001				—	—	—	—	—	—	—
2002	7,886	1,564	1,779	(117)	70	(36)	(402)	(556)		2,303
2003	30,726	4,919	(1,516)	(3,326)	(22)	(1,303)	(382)			(1,629)
2004	41,852	4,108	(4,790)	75	(730)	(1,139)				(2,475)
2005	44,813	16,492	(3,718)	53	(122)					12,705
2006	78,901	9,547	(14,147)	(2,510)						(7,110)
2007	139,161	(3,358)	750							(2,608)
2008	171,135	15,177								15,177
2009	99,603

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	Total Development
	N/A	N/A	1,564	6,698	2,475	8,447	5,845	(19,886)	11,219	16,362

Exhibit 16, Page 3

Valuation Date: December 31, 2009 Values in Thousands USD (1.6191 USD/GBP)	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Long Tail
ITD SUMMARY
Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	70	—	—	—	12	0	12	17%
2002	43,745	—	—	—	9,470	142	9,612	22%
2003	174,168	1,768	9	3,250	45,608	733	51,369	29%
2004	235,163	4,079	13	—	71,380	1,071	76,543	33%
2005	264,532	8,480	29,146	10,000	86,471	1,995	136,092	51%
2006	331,090	57,259	5,984	—	130,170	3,597	197,010	60%
2007	510,039	71,065	113,794	—	217,794	12,717	415,370	81%
2008	573,718	85,178	65,108	500	239,066	14,513	404,364	70%
2009	528,867	16,426	49,343	2	294,132	12,801	372,703	70%

	2,661,394	244,256	263,396	13,752	1,094,103	47,568	1,663,076	62%
Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	509	—	—	—	—	—	—	0%
2004	446	38	—	—	27	—	65	15%
2005	4,810	—	—	—	2,004	—	2,004	42%
2006	26,447	9,263	3,055	—	10,208	—	22,526	85%
2007	65,833	2,784	4,010	—	28,844	—	35,638	54%
2008	85,583	1,564	3,080	—	40,135	—	44,779	52%
2009	97,044	488	9,793	—	51,926	—	62,206	64%

	280,672	14,137	19,937	—	133,143	—	167,217	60%
Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	70	—	—	—	12	0	12	17%
2002	43,745	—	—	—	9,470	142	9,612	22%
2003	173,660	1,768	9	3,250	45,608	733	51,369	30%
2004	234,717	4,041	13	—	71,353	1,071	76,478	33%
2005	259,722	8,480	29,146	10,000	84,467	1,995	134,088	52%
2006	304,644	47,997	2,929	—	119,962	3,597	174,485	57%
2007	444,206	68,281	109,784	—	188,950	12,717	379,732	85%
2008	488,135	83,614	62,028	500	198,931	14,513	359,585	74%
2009	431,823	15,938	39,550	2	242,206	12,801	310,497	72%

	2,380,722	230,119	243,459	13,752	960,960	47,568	1,495,858	63%

Exhibit 17, Page 1

Valuation Date: December 31, 2009 Values in Thousands USD (1.6191 USD/GBP)	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Long Tail
GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—
2003	—	18	24	48	58	1,766	1,768
2004	—	44	160	3,746	4,071	4,079
2005	2,780	2,744	8,030	8,050	8,480
2006	392	13,454	25,303	57,259
2007	9,173	41,156	71,065
2008	36,496	85,178
2009	16,426

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—
2003	0	5,018	6,108	4,048	4,058	5,044	5,028
2004	—	44	160	3,769	4,071	4,092
2005	10,780	15,794	18,056	34,550	47,625
2006	9,283	45,291	48,724	63,243
2007	20,568	96,035	184,859
2008	92,050	150,786
2009	65,770

Ultimate Loss
& LAE	12	24	36	48	60	72	84	96	108
2001				28	24	22	25	24	12
2002	33,569	28,373	22,967	20,466	16,428	14,642	13,346	9,612
2003	124,562	114,944	93,978	81,589	68,616	59,697	51,369
2004	161,955	146,298	134,875	122,134	94,267	76,543
2005	200,792	194,782	179,854	151,168	136,092
2006	259,507	257,447	226,106	197,010
2007	357,748	397,174	415,370
2008	410,493	404,364
2009	372,703

Exhibit 17, Page 2

Valuation Date: December 31, 2009	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.6191 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Long Tail
GROSS BASIS

Ultimate Loss
& LAE Ratio	12	24	36	48	60	72	84	96	108
2001				39.6%	34.7%	30.8%	36.2%	34.2%	16.6%
2002	76.7%	64.9%	52.5%	46.8%	37.6%	33.5%	30.5%	22.0%
2003	71.5%	66.0%	54.0%	46.8%	39.4%	34.3%	29.5%
2004	68.9%	62.2%	57.4%	51.9%	40.1%	32.5%
2005	75.9%	73.6%	68.0%	57.1%	51.4%
2006	78.4%	77.8%	68.3%	59.5%
2007	70.1%	77.9%	81.4%
2008	71.5%	70.5%
2009	70.5%

Earned Premium	12	24	36	48	60	72	84	96	108
2001				70	70	70	70	70	70
2002	44,252	44,252	43,745	43,745	43,745	43,745	43,745	43,745
2003	173,063	174,352	174,168	174,168	174,168	174,168	174,168
2004	236,951	235,206	235,202	235,162	235,162	235,163
2005	265,176	264,882	264,714	264,512	264,532
2006	329,830	331,764	331,139	331,090
2007	515,353	515,233	510,039
2008	576,831	573,718
2009	528,867

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	Total Development
2001				28	(3)	(3)	4	(1)	(12)	12
2002	33,569	(5,196)	(5,406)	(2,501)	(4,038)	(1,785)	(1,297)	(3,733)		(23,957)
2003	124,562	(9,618)	(20,966)	(12,388)	(12,973)	(8,919)	(8,328)			(73,193)
2004	161,955	(15,657)	(11,423)	(12,741)	(27,866)	(17,724)				(85,412)
2005	200,792	(6,009)	(14,929)	(28,686)	(15,076)					(64,700)
2006	259,507	(2,060)	(31,341)	(29,096)						(62,497)
2007	357,748	39,427	18,196							57,623
2008	410,493	(6,129)								(6,129)
2009	372,703

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	Total Development
	N/A	N/A	(5,196)	(14,996)	(39,128)	(33,862)	(44,484)	(58,684)	(61,903)	(258,253)

Exhibit 17, Page 3

Valuation Date: December 31, 2009	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.6191 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Other
ITD SUMMARY
Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	—	—	—	—	—	—	—	0%
2007	6,766	891	—	—	—	—	891	13%
2008	417,175	354,044	9,694	—	7	—	363,745	87%
2009	386,897	204,192	128,329	—	8,265	—	340,787	88%

	810,838	559,127	138,023	—	8,272	—	705,423	87%
Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	—	—	—	—	—	—	—	0%
2007	1,078	110	—	—	—	—	110	10%
2008	60,717	43,809	1,239	—	1	—	45,049	74%
2009	54,941	25,986	15,786	—	287	—	42,060	77%

	116,736	69,905	17,025	—	288	—	87,219	75%
Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	—	—	—	—	—	—	—	0%
2007	5,688	781	—	—	—	—	781	14%
2008	356,458	310,235	8,455	—	6	—	318,696	89%
2009	331,956	178,206	112,543	—	7,978	—	298,727	90%

	694,102	489,222	120,998	—	7,984	—	618,204	89%
ARMtech gross is net of FCIC cession

Exhibit 18, Page 1

Valuation Date: December 31, 2009	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.6191 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Other
GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—
2004	—	—	—	—	—	—
2005	—	—	—	—	—
2006	—	—	—	—
2007	26	276	891
2008	185,478	354,044
2009	204,192

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—
2004	—	—	—	—	—	—
2005	—	—	—	—	—
2006	—	—	—	—
2007	368	276	891
2008	350,710	363,738
2009	332,521

Ultimate Loss
& LAE	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—
2004	—	—	—	—	—	—
2005	—	—	—	—	—
2006	—	—	—	—
2007	5,903	276	891
2008	380,307	363,745
2009	340,787
ARMtech gross is net of FCIC cession

Exhibit 18, Page 2

Valuation Date: December 31, 2009	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.6191 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Other
GROSS BASIS

Ultimate Loss
& LAE Ratio	12	24	36	48	60	72	84	96	108
2001				0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2002	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2003	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2004	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2005	0.0%	0.0%	0.0%	0.0%	0.0%
2006	0.0%	0.0%	0.0%	0.0%
2007	87.2%	4.1%	13.2%
2008	91.2%	87.2%
2009	88.1%

Earned Premium	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—
2004	—	—	—	—	—	—
2005	—	—	—	—	—
2006	—	—	—	—
2007	6,766	6,766	6,766
2008	417,175	417,175
2009	386,897

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	Total Development
2001				—	—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—		—
2003	—	—	—	—	—	—	—			—
2004	—	—	—	—	—	—				—
2005	—	—	—	—	—					—
2006	—	—	—	—						—
2007	5,903	(5,627)	615							(5,012)
2008	380,307	(16,562)								(16,562)
2009	340,787

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	Total Development
	N/A	N/A	—	—	—	—	—	(5,627)	(15,947)	(21,574)
ARMtech gross is net of FCIC cession

Exhibit 18, Page 3

Valuation Date: December 31, 2009	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.6191 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Short Tail
ITD SUMMARY
Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	17	—	—	—	—	—	—	0%
2002	34,133	2,270	—	—	2	0	2,273	7%
2003	67,057	19,535	6,073	—	12	91	25,711	38%
2004	99,974	39,056	2,528	—	101	39	41,725	42%
2005	106,295	158,320	2,758	—	4,529	113	165,720	156%
2006	137,052	38,791	1,110	—	1,894	47	41,843	31%
2007	145,235	42,877	946	—	762	34	44,619	31%
2008	135,874	27,536	7,801	—	5,149	238	40,724	30%
2009	140,116	12,031	9,142	—	17,123	635	38,932	28%

	865,753	340,416	30,358	—	29,575	1,198	401,547	46%
Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	347	—	—	—	—	—	—	0%
2003	1,794	41	—	—	0	—	41	2%
2004	2,293	2,418	0	—	0	—	2,418	105%
2005	8,265	3,082	1,038	—	10	—	4,130	50%
2006	72,711	1,085	188	—	58	—	1,331	2%
2007	106,590	15,802	28	—	419	—	16,249	15%
2008	63,319	3,199	622	—	1,916	—	5,736	9%
2009	64,494	295	1,575	—	5,337	—	7,207	11%

	319,812	25,921	3,451	—	7,740	—	37,112	12%
Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	17	—	—	—	—	—	—	0%
2002	33,786	2,270	—	—	2	0	2,273	7%
2003	65,264	19,494	6,073	—	12	91	25,670	39%
2004	97,681	36,638	2,528	—	101	39	39,307	40%
2005	98,030	155,238	1,720	—	4,520	113	161,591	165%
2006	64,342	37,707	922	—	1,836	47	40,512	63%
2007	38,645	27,075	918	—	343	34	28,370	73%
2008	72,556	24,337	7,179	—	3,234	238	34,988	48%
2009	75,622	11,736	7,568	—	11,786	635	31,725	42%

	545,940	314,495	26,907	—	21,835	1,198	364,435	67%

Exhibit 19, Page 1

Valuation Date: December 31, 2009	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.6191 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Short Tail
GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	149	1,449	2,257	2,267	2,270	2,270	2,270	2,270
2003	61	11,324	15,247	17,248	17,535	18,708	19,535
2004	3,397	21,868	27,306	32,026	35,620	39,056
2005	25,032	93,039	141,161	160,680	158,320
2006	10,061	27,443	37,942	38,791
2007	12,494	29,950	42,877
2008	12,671	27,536
2009	12,031

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	1,600	3,392	2,404	2,268	2,271	2,270	2,270	2,270
2003	13,677	17,300	19,975	23,911	23,919	26,873	25,608
2004	25,140	43,942	40,660	40,255	41,381	41,584
2005	151,450	175,518	169,861	167,542	161,078
2006	42,555	39,711	39,855	39,901
2007	34,002	46,355	43,823
2008	37,792	35,336
2009	21,174

Ultimate Loss
& LAE	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	13,244	4,577	2,407	2,317	2,279	2,276	2,273	2,273
2003	32,548	19,430	20,124	24,052	24,055	27,000	25,711
2004	61,248	41,370	41,214	40,748	41,719	41,725
2005	203,908	179,782	174,849	172,528	165,720
2006	71,560	44,427	42,133	41,843
2007	55,697	48,432	44,619
2008	64,827	40,724
2009	38,932

Exhibit 19, Page 2

Valuation Date: December 31, 2009	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.6191 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Short Tail
GROSS BASIS

Ultimate Loss
& LAE Ratio	12	24	36	48	60	72	84	96	108
2001				0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2002	38.8%	13.4%	7.1%	6.8%	6.7%	6.7%	6.7%	6.7%
2003	48.5%	29.0%	30.0%	35.9%	35.9%	40.3%	38.3%
2004	61.3%	41.4%	41.2%	40.8%	41.7%	41.7%
2005	191.8%	169.1%	164.5%	162.3%	155.9%
2006	52.2%	32.4%	30.7%	30.5%
2007	38.3%	33.3%	30.7%
2008	47.7%	30.0%
2009	27.8%

Earned Premium	12	24	36	48	60	72	84	96	108
2001				17	17	17	17	17	17
2002	34,208	34,208	34,133	34,133	34,133	34,133	34,133	34,133
2003	67,248	66,972	66,901	67,013	66,990	67,057	67,057
2004	100,612	99,725	99,784	99,778	99,776	99,974
2005	106,553	106,138	105,989	106,080	106,295
2006	137,443	136,750	136,919	137,052
2007	144,157	145,043	145,235
2008	136,097	135,874
2009	140,116

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	Total Development
2001				—	—	—	—	—	—	—
2002	13,244	(8,667)	(2,171)	(90)	(37)	(3)	(3)	0		(10,971)
2003	32,548	(13,118)	695	3,927	3	2,945	(1,289)			(6,837)
2004	61,248	(19,878)	(156)	(466)	971	6				(19,524)
2005	203,908	(24,126)	(4,933)	(2,321)	(6,808)					(38,187)
2006	71,560	(27,133)	(2,294)	(291)						(29,718)
2007	55,697	(7,265)	(3,814)							(11,079)
2008	64,827	(24,103)								(24,103)
2009	38,932

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	Total Development
	N/A	N/A	(8,667)	(15,289)	(19,274)	(20,392)	(32,533)	(7,967)	(36,297)	(140,418)

Exhibit 19, Page 3

Valuation Date: December 31, 2009	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.6191 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Long Tail
ITD SUMMARY
Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	1	0	—	—	0	0	0	20%
2002	107,802	45,574	7,700	9,010	18,632	530	81,446	76%
2003	358,253	139,885	37,713	5,317	51,191	1,413	235,520	66%
2004	388,125	134,418	29,076	8,264	72,181	1,643	245,583	63%
2005	415,415	124,857	39,991	8,950	68,581	1,763	244,142	59%
2006	410,927	81,936	35,400	7,646	93,903	2,054	220,940	54%
2007	236,379	32,342	24,904	19,568	79,265	1,856	157,935	67%
2008	196,192	15,573	22,757	11,033	91,225	1,875	142,463	73%
2009	202,428	3,803	8,993	915	123,192	1,996	138,899	69%

	2,315,523	578,389	206,533	70,704	598,170	13,131	1,466,927	63%
Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	1,522	1,187	19	—	13	—	1,219	80%
2004	2,743	1,284	78	—	37	—	1,399	51%
2005	4,682	2,051	213	—	205	—	2,469	53%
2006	4,217	—	—	—	296	—	296	7%
2007	231	—	—	—	19	—	19	8%
2008	384	—	—	—	13	—	13	3%
2009	282	—	—	—	159	—	159	56%

	14,062	4,522	310	—	743	—	5,575	40%
Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	1	0	—	—	0	0	0	20%
2002	107,802	45,574	7,700	9,010	18,632	530	81,446	76%
2003	356,731	138,698	37,694	5,317	51,178	1,413	234,301	66%
2004	385,382	133,134	28,998	8,264	72,144	1,643	244,183	63%
2005	410,733	122,807	39,777	8,950	68,376	1,763	241,674	59%
2006	406,711	81,936	35,400	7,646	93,607	2,054	220,644	54%
2007	236,148	32,342	24,904	19,568	79,246	1,856	157,916	67%
2008	195,807	15,573	22,757	11,033	91,211	1,875	142,450	73%
2009	202,146	3,803	8,993	915	123,032	1,996	138,739	69%

	2,301,462	573,867	206,224	70,704	597,426	13,131	1,461,352	63%

Exhibit 20, Page 1

Valuation Date: December 31, 2009	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.6191 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Long Tail
GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108
2001				0	0	0	0	0	0
2002	1	5,014	9,459	13,636	30,207	30,686	38,057	45,574
2003	10,726	31,212	54,998	76,100	106,650	125,374	139,885
2004	15,597	37,776	58,358	88,393	113,450	134,418
2005	6,864	43,191	66,027	100,453	124,857
2006	9,569	41,754	63,024	81,936
2007	4,870	18,594	32,342
2008	2,325	15,573
2009	3,803

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108
2001				0	0	0	0	0	0
2002	9	16,834	25,402	57,153	68,294	65,948	64,555	62,284
2003	31,603	74,940	104,244	131,172	157,256	167,359	182,915
2004	41,254	85,919	123,699	139,937	164,693	171,759
2005	23,711	91,478	126,887	150,450	173,798
2006	22,477	79,042	100,347	124,982
2007	19,209	49,525	76,814
2008	9,706	49,363
2009	13,710

Ultimate Loss
& LAE	12	24	36	48	60	72	84	96	108
2001				1	1	0	0	0	0
2002	71,314	74,839	77,364	97,677	93,908	89,363	89,198	81,446
2003	245,877	246,244	239,346	236,895	242,547	235,730	235,520
2004	280,072	265,565	254,424	243,715	248,221	245,583
2005	251,786	246,586	251,927	242,671	244,142
2006	240,708	242,866	227,035	220,940
2007	150,793	159,064	157,935
2008	130,357	142,463
2009	138,899

Exhibit 20, Page 2

Valuation Date: December 31, 2009	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.6191 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Long Tail
GROSS BASIS

Ultimate Loss
& LAE Ratio	12	24	36	48	60	72	84	96	108
2001				51.5%	42.3%	34.2%	27.7%	22.0%	19.7%
2002	66.2%	69.4%	71.8%	90.6%	87.1%	82.9%	82.7%	75.6%
2003	68.6%	68.7%	66.8%	66.1%	67.7%	65.8%	65.7%
2004	72.2%	68.4%	65.6%	62.8%	64.0%	63.3%
2005	60.6%	59.4%	60.6%	58.4%	58.8%
2006	58.6%	59.1%	55.2%	53.8%
2007	63.8%	67.3%	66.8%
2008	66.4%	72.6%
2009	68.6%

Earned Premium	12	24	36	48	60	72	84	96	108
2001				1	1	1	1	1	1
2002	106,880	104,027	105,839	116,280	110,056	109,910	107,688	107,802
2003	353,359	356,595	359,871	359,087	358,996	357,856	358,253
2004	383,342	387,598	388,145	386,249	386,396	388,125
2005	383,902	410,714	410,673	411,430	415,415
2006	400,971	410,279	408,628	410,927
2007	244,284	235,830	236,379
2008	195,850	196,192
2009	202,428

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	Total Development
2001				1	(0)	(0)	(0)	(0)	(0)	0
2002	71,314	3,525	2,525	20,313	(3,769)	(4,545)	(165)	(7,753)		10,132
2003	245,877	367	(6,899)	(2,451)	5,653	(6,818)	(210)			(10,358)
2004	280,072	(14,507)	(11,141)	(10,709)	4,507	(2,639)				(34,489)
2005	251,786	(5,201)	5,341	(9,256)	1,471					(7,644)
2006	240,708	2,159	(15,831)	(6,095)						(19,768)
2007	150,793	8,271	(1,129)							7,142
2008	130,357	12,106								12,106
2009	138,899

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	Total Development
	N/A	N/A	3,525	2,893	(1,092)	(22,562)	(2,102)	(19,293)	(4,248)	(42,879)

Exhibit 20, Page 3

Valuation Date: December 31, 2009	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.6191 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Other
ITD SUMMARY
Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	71	—	—	—	—	—	—	0%
2002	3,682	—	—	—	1	0	1	0%
2003	2,327	—	—	—	3	0	3	0%
2004	16,569	1,686	158	—	72	3	1,919	12%
2005	52,076	29,297	—	—	1,633	24	30,955	59%
2006	119,651	72,107	—	—	3,452	52	75,611	63%
2007	147,382	87,541	2	—	4,160	62	91,766	62%
2008	23,528	7,133	174	—	3,665	58	11,030	47%
2009	18,327	1,162	369	—	11,548	179	13,258	72%

	383,614	198,927	703	—	24,533	379	224,542	59%
Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	842	—	—	—	—	—	—	0%
2007	1,989	—	—	—	—	—	—	0%
2008	472	—	—	—	—	—	—	0%
2009	—	—	—	—	—	—	—	0%

	3,302	—	—	—	—	—	—	0%
Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	71	—	—	—	—	—	—	0%
2002	3,682	—	—	—	1	0	1	0%
2003	2,327	—	—	—	3	0	3	0%
2004	16,569	1,686	158	—	72	3	1,919	12%
2005	52,076	29,297	—	—	1,633	24	30,955	59%
2006	118,809	72,107	—	—	3,452	52	75,611	64%
2007	145,393	87,541	2	—	4,160	62	91,766	63%
2008	23,056	7,133	174	—	3,665	58	11,030	48%
2009	18,327	1,162	369	—	11,548	179	13,258	72%

	380,311	198,927	703	—	24,533	379	224,542	59%

Exhibit 21, Page 1

Valuation Date: December 31, 2009	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.6191 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Other
GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—
2004	704	1,630	1,666	1,686	1,686	1,686
2005	4,073	29,191	29,232	29,315	29,297
2006	840	72,752	72,790	72,107
2007	626	86,895	87,541
2008	1,748	7,133
2009	1,162

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—
2004	923	1,831	1,867	1,844	1,844	1,844
2005	5,008	29,252	29,232	29,315	29,297
2006	842	72,753	72,790	72,107
2007	770	86,897	87,544
2008	1,748	7,307
2009	1,531

Ultimate Loss
& LAE	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	—	460	287	206	125	25	2	1
2003	823	477	349	256	141	28	3
2004	12,707	11,385	9,218	6,512	4,195	1,919
2005	42,717	36,120	34,306	32,673	30,955
2006	77,958	80,047	77,808	75,611
2007	115,309	92,207	91,766
2008	17,858	11,030
2009	13,258

Exhibit 21, Page 2

Valuation Date: December 31, 2009	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.6191 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Other
GROSS BASIS

Ultimate Loss
& LAE Ratio	12	24	36	48	60	72	84	96	108
2001				0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2002	0.0%	12.5%	7.8%	5.6%	3.4%	0.7%	0.0%	0.0%
2003	35.4%	20.5%	15.0%	11.0%	6.1%	1.2%	0.1%
2004	76.7%	68.7%	55.6%	39.3%	25.3%	11.6%
2005	82.0%	69.4%	65.9%	62.7%	59.4%
2006	65.2%	66.9%	65.0%	63.2%
2007	78.2%	62.6%	62.3%
2008	75.9%	46.9%
2009	72.3%

Earned Premium	12	24	36	48	60	72	84	96	108
2001				71	71	71	71	71	71
2002	—	3,650	3,677	3,685	3,682	3,682	3,682	3,682
2003	3,366	2,323	2,327	2,327	2,327	2,327	2,327
2004	17,231	16,406	16,444	16,544	16,615	16,569
2005	50,591	52,355	52,102	52,095	52,076
2006	119,618	119,442	119,669	119,651
2007	142,801	147,251	147,382
2008	23,089	23,528
2009	18,327

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	Total Development
2001				—	—	—	—	—	—	—
2002	—	460	(173)	(81)	(81)	(100)	(24)	(1)		1
2003	823	(346)	(128)	(92)	(115)	(113)	(25)			(820)
2004	12,707	(1,322)	(2,167)	(2,706)	(2,316)	(2,277)				(10,788)
2005	42,717	(6,597)	(1,814)	(1,633)	(1,719)					(11,763)
2006	77,958	2,089	(2,239)	(2,197)						(2,348)
2007	115,309	(23,102)	(441)							(23,543)
2008	17,858	(6,828)								(6,828)
2009	13,258

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	Total Development
	N/A	N/A	460	(519)	(1,532)	(8,937)	(2,646)	(29,427)	(13,488)	(56,089)

Exhibit 21, Page 3

Valuation Date: December 31, 2009	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.6191 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Short Tail
ITD SUMMARY
Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	1,160	314	0	—	0	0	315	27%
2002	272,301	71,100	1,442	—	1,279	41	73,862	27%
2003	642,735	175,812	10,771	—	4,111	223	190,917	30%
2004	907,892	436,268	17,141	1,538	10,007	430	465,384	51%
2005	974,821	1,133,772	85,623	7,017	16,342	1,638	1,244,391	128%
2006	909,350	248,284	39,257	5,041	18,742	946	312,270	34%
2007	724,168	183,995	46,779	3,539	17,559	1,018	252,890	35%
2008	637,340	214,291	58,430	18,716	61,857	2,085	355,380	56%
2009	597,791	32,721	39,920	8,065	126,176	2,612	209,494	35%

	5,667,558	2,496,557	299,363	43,917	256,072	8,993	3,104,903	55%
Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	25,994	(178)	(5)	—	0	—	(183)	-1%
2003	5,939	—	—	—	0	—	0	0%
2004	5,798	5,920	—	—	—	—	5,920	102%
2005	10,665	7,135	260	—	241	—	7,636	72%
2006	13,115	—	271	142	402	—	816	6%
2007	24,563	(122)	2,570	—	4	—	2,451	10%
2008	19,414	—	—	—	14	—	14	0%
2009	7,179	—	—	—	0	—	0	0%

	112,668	12,754	3,096	142	661	—	16,654	15%
Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	1,160	314	0	—	0	0	315	27%
2002	246,307	71,278	1,447	—	1,279	41	74,045	30%
2003	636,796	175,812	10,771	—	4,111	223	190,917	30%
2004	902,094	430,348	17,141	1,538	10,007	430	459,464	51%
2005	964,156	1,126,637	85,363	7,017	16,101	1,638	1,236,756	128%
2006	896,235	248,284	38,986	4,899	18,340	946	311,454	35%
2007	699,605	184,117	44,209	3,539	17,554	1,018	250,438	36%
2008	617,926	214,291	58,430	18,716	61,844	2,085	355,367	58%
2009	590,612	32,721	39,920	8,065	126,176	2,612	209,494	35%

	5,554,890	2,483,803	296,267	43,774	255,412	8,993	3,088,249	56%

Exhibit 22, Page 1

Valuation Date: December 31, 2009	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.6191 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Short Tail
GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108
2001				311	282	288	247	295	314
2002	4,548	42,401	54,920	58,240	66,956	68,742	70,200	71,100
2003	42,925	112,511	143,756	157,945	169,875	174,412	175,812
2004	108,724	304,416	377,139	413,467	427,112	436,268
2005	261,206	706,215	956,255	1,061,594	1,133,772
2006	45,099	155,168	217,059	248,284
2007	45,538	142,424	183,995
2008	98,059	214,291
2009	32,721

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108
2001				375	297	297	251	295	314
2002	48,981	78,811	74,361	68,490	74,184	72,961	72,567	72,542
2003	119,867	183,212	185,366	188,629	188,390	187,620	186,583
2004	263,787	437,862	454,306	458,725	455,061	454,947
2005	778,594	1,147,456	1,199,727	1,222,423	1,226,412
2006	131,168	230,448	275,537	292,582
2007	132,932	228,267	234,313
2008	228,985	291,438
2009	80,706

Ultimate Loss
& LAE	12	24	36	48	60	72	84	96	108
2001				369	297	297	251	296	315
2002	114,459	101,777	79,689	70,612	75,878	74,797	73,970	73,862
2003	334,466	249,259	203,040	196,156	193,751	192,186	190,917
2004	587,144	536,330	474,489	471,938	464,580	465,384
2005	1,125,750	1,241,117	1,226,741	1,237,407	1,244,391
2006	355,288	300,198	303,816	312,270
2007	291,883	273,090	252,890
2008	391,603	355,380
2009	209,494

Exhibit 22, Page 2

Valuation Date: December 31, 2009	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.6191 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Short Tail
GROSS BASIS

Ultimate Loss
& LAE Ratio	12	24	36	48	60	72	84	96	108
2001				31.8%	25.6%	25.6%	21.7%	25.5%	27.1%
2002	42.0%	37.4%	29.3%	25.9%	27.9%	27.5%	27.2%	27.1%
2003	52.0%	38.8%	31.6%	30.5%	30.1%	29.9%	29.7%
2004	64.7%	59.1%	52.3%	52.0%	51.2%	51.3%
2005	115.5%	127.3%	125.8%	126.9%	127.7%
2006	39.1%	33.0%	33.4%	34.3%
2007	40.3%	37.7%	34.9%
2008	61.4%	55.8%
2009	35.0%

Earned Premium	12	24	36	48	60	72	84	96	108
2001				1,182	1,160	1,160	1,160	1,160	1,160
2002	208,132	267,125	270,622	271,411	271,468	271,464	272,242	272,301
2003	632,320	641,548	640,565	639,713	640,988	642,685	642,735
2004	879,078	900,654	903,331	907,564	908,120	907,892
2005	983,791	972,263	976,742	977,448	974,821
2006	873,628	899,813	908,825	909,350
2007	718,346	724,386	724,168
2008	634,498	637,340
2009	597,791

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	Total Development
2001				369	(71)	(0)	(46)	45	19	315
2002	114,459	(12,681)	(22,089)	(9,077)	5,267	(1,081)	(828)	(108)		(40,597)
2003	334,466	(85,207)	(46,219)	(6,885)	(2,405)	(1,564)	(1,269)			(143,549)
2004	587,144	(50,814)	(61,841)	(2,551)	(7,358)	804				(121,760)
2005	1,125,750	115,367	(14,376)	10,666	6,984					118,641
2006	355,288	(55,090)	3,618	8,453						(43,018)
2007	291,883	(18,793)	(20,201)							(38,993)
2008	391,603	(36,223)								(36,223)
2009	209,494

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	Total Development
	N/A	N/A	(12,681)	(106,927)	(106,181)	51,907	(75,549)	(14,213)	(41,540)	(305,185)

Exhibit 22, Page 3

Valuation Date: December 31, 2009	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.6191 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Segment
ITD SUMMARY
Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	87	—	—	—	12	0	12	13%
2002	77,878	2,270	—	—	9,473	142	11,885	15%
2003	241,226	21,303	6,082	3,250	45,621	824	77,080	32%
2004	335,137	43,135	2,541	—	71,481	1,110	118,268	35%
2005	370,827	166,800	31,904	10,000	91,001	2,108	301,812	81%
2006	468,143	96,051	7,094	—	132,064	3,644	238,853	51%
2007	662,040	114,833	114,740	—	218,556	12,751	460,880	70%
2008	1,126,767	466,757	82,603	500	244,222	14,751	808,833	72%
2009	1,055,880	232,649	186,814	2	319,520	13,436	752,422	71%

	4,337,984	1,143,799	431,778	13,752	1,131,950	48,766	2,770,045	64%
Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	347	—	—	—	—	—	—	0%
2003	2,302	41	—	—	0	—	41	2%
2004	2,739	2,456	0	—	27	—	2,483	91%
2005	13,075	3,082	1,038	—	2,014	—	6,134	47%
2006	99,157	10,347	3,243	—	10,266	—	23,857	24%
2007	173,501	18,696	4,038	—	29,264	—	51,997	30%
2008	209,618	48,572	4,941	—	42,051	—	95,564	46%
2009	216,480	26,769	27,153	—	57,550	—	111,472	51%

	717,220	109,963	40,413	—	141,172	—	291,548	41%
Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	87	—	—	—	12	0	12	13%
2002	77,531	2,270	—	—	9,473	142	11,885	15%
2003	238,924	21,262	6,082	3,250	45,620	824	77,039	32%
2004	332,398	40,679	2,541	—	71,454	1,110	115,785	35%
2005	357,752	163,718	30,866	10,000	88,987	2,108	295,679	83%
2006	368,986	85,703	3,851	—	121,798	3,644	214,996	58%
2007	488,539	96,137	110,702	—	189,293	12,751	408,883	84%
2008	917,149	418,186	77,661	500	202,171	14,751	713,269	78%
2009	839,400	205,880	159,661	2	261,970	13,436	640,950	76%

	3,620,765	1,033,836	391,364	13,752	990,778	48,766	2,478,497	68%
ARMtech gross is net of FCIC cession

Exhibit 23, Page 1

Valuation Date: December 31, 2009	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.6191 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Segment
GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	149	1,449	2,257	2,267	2,270	2,270	2,270	2,270
2003	61	11,343	15,271	17,295	17,593	20,474	21,303
2004	3,397	21,912	27,466	35,772	39,691	43,135
2005	27,813	95,784	149,191	168,730	166,800
2006	10,453	40,897	63,245	96,051
2007	21,692	71,382	114,833
2008	234,645	466,757
2009	232,649

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108
2001				—	—	—	—	—	—
2002	1,600	3,392	2,404	2,268	2,271	2,270	2,270	2,270
2003	13,677	22,318	26,082	27,959	27,977	31,918	30,635
2004	25,140	43,986	40,820	44,025	45,452	45,676
2005	162,231	191,312	187,918	202,092	208,704
2006	51,838	85,002	88,579	103,145
2007	54,938	142,666	229,573
2008	480,552	549,860
2009	419,465

Ultimate Loss
& LAE	12	24	36	48	60	72	84	96	108
2001				28	24	22	25	24	12
2002	46,881	33,042	25,374	22,782	18,707	16,918	15,618	11,885
2003	157,007	134,415	114,129	105,645	92,673	86,697	77,080
2004	223,210	187,707	176,112	162,897	135,984	118,268
2005	404,699	374,362	354,442	323,541	301,812
2006	330,899	302,061	268,280	238,853
2007	419,975	446,490	460,880
2008	855,428	808,833
2009	752,422
ARMtech gross is net of FCIC cession

Exhibit 23, Page 2

Valuation Date: December 31, 2009	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.6191 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Segment
GROSS BASIS

Ultimate Loss
& LAE Ratio	12	24	36	48	60	72	84	96	108
2001				32.0%	28.0%	24.8%	29.2%	27.6%	13.4%
2002	60.2%	42.4%	32.6%	29.3%	24.0%	21.7%	20.1%	15.3%
2003	65.1%	55.7%	47.3%	43.8%	38.4%	35.9%	32.0%
2004	66.6%	56.0%	52.5%	48.6%	40.6%	35.3%
2005	109.1%	101.0%	95.6%	87.2%	81.4%
2006	70.7%	64.5%	57.3%	51.0%
2007	63.4%	67.4%	69.6%
2008	75.9%	71.8%
2009	71.3%

Earned Premium	12	24	36	48	60	72	84	96	108
2001				87	87	87	87	87	87
2002	78,460	78,460	77,878	77,878	77,878	77,878	77,878	77,878
2003	240,311	241,324	241,070	241,181	241,159	241,225	241,226
2004	337,563	334,932	334,985	334,940	334,937	335,137
2005	371,729	371,020	370,703	370,592	370,827
2006	467,273	468,514	468,058	468,143
2007	666,276	667,042	662,040
2008	1,130,103	1,126,767
2009	1,055,880

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	Total Development
2001				28	(3)	(3)	4	(1)	(12)	12
2002	46,881	(13,839)	(7,668)	(2,591)	(4,076)	(1,789)	(1,300)	(3,733)		(34,996)
2003	157,007	(22,592)	(20,286)	(8,484)	(12,972)	(5,976)	(9,617)			(79,927)
2004	223,210	(35,503)	(11,595)	(13,215)	(26,913)	(17,717)				(104,942)
2005	404,699	(30,337)	(19,920)	(30,901)	(21,729)					(102,887)
2006	330,899	(28,838)	(33,781)	(29,427)						(92,046)
2007	419,975	26,515	14,390							40,905
2008	855,428	(46,595)								(46,595)
2009	752,422

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	Total Development
	N/A	N/A	(13,839)	(30,232)	(58,384)	(54,494)	(76,730)	(72,357)	(114,439)	(420,475)
ARMtech gross is net of FCIC cession

Exhibit 23, Page 3

Valuation Date: December 31, 2009	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.6191 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Segment
ITD SUMMARY
Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	1,233	314	0	—	1	0	315	26%
2002	383,785	116,673	9,142	9,010	19,912	571	155,308	40%
2003	1,003,316	315,697	48,484	5,317	55,304	1,637	426,439	43%
2004	1,312,586	572,373	46,374	9,802	82,260	2,077	712,886	54%
2005	1,442,312	1,287,927	125,613	15,967	86,556	3,425	1,519,488	105%
2006	1,439,928	402,327	74,657	12,688	116,097	3,052	608,821	42%
2007	1,107,929	303,878	71,686	23,108	100,983	2,937	502,591	45%
2008	857,060	236,997	81,362	29,749	156,747	4,018	508,873	59%
2009	818,546	37,686	49,281	8,980	260,916	4,788	361,651	44%

	8,366,695	3,273,873	506,599	114,621	878,775	22,503	4,796,371	57%
Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	25,994	(178)	(5)	—	0	—	(183)	-1%
2003	7,461	1,187	19	—	13	—	1,219	16%
2004	8,541	7,204	78	—	37	—	7,319	86%
2005	15,347	9,186	473	—	445	—	10,104	66%
2006	18,173	—	271	142	698	—	1,112	6%
2007	26,783	(122)	2,570	—	23	—	2,470	9%
2008	20,271	—	—	—	27	—	27	0%
2009	7,461	—	—	—	160	—	160	2%

	130,031	17,276	3,406	142	1,404	—	22,228	17%
Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	1,233	314	0	—	1	0	315	26%
2002	357,791	116,852	9,147	9,010	19,912	571	155,491	43%
2003	995,855	314,511	48,465	5,317	55,291	1,637	425,221	43%
2004	1,304,044	565,168	46,297	9,802	82,222	2,077	705,566	54%
2005	1,426,965	1,278,741	125,140	15,967	86,110	3,425	1,509,384	106%
2006	1,421,755	402,327	74,386	12,545	115,399	3,052	607,708	43%
2007	1,081,146	304,000	69,116	23,108	100,960	2,937	500,120	46%
2008	836,789	236,997	81,362	29,749	156,720	4,018	508,846	61%
2009	811,085	37,686	49,281	8,980	260,756	4,788	361,491	45%

	8,236,664	3,256,597	503,194	114,478	877,371	22,503	4,774,143	58%

Exhibit 24, Page 1

Valuation Date: December 31, 2009	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.6191 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Segment
GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108
2001				311	282	288	247	295	314
2002	4,549	47,414	64,379	71,875	97,163	99,428	108,257	116,673
2003	53,651	143,724	198,754	234,044	276,525	299,786	315,697
2004	125,026	343,822	437,163	503,546	542,247	572,373
2005	272,144	778,597	1,051,514	1,191,362	1,287,927
2006	55,508	269,674	352,874	402,327
2007	51,035	247,913	303,878
2008	102,132	236,997
2009	37,686

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108
2001				375	297	297	251	295	314
2002	48,990	95,645	99,762	125,643	142,478	138,909	137,122	134,825
2003	151,469	258,152	289,610	319,802	345,646	354,980	369,499
2004	305,963	525,612	579,871	600,505	621,598	628,549
2005	807,313	1,268,185	1,355,847	1,402,188	1,429,507
2006	154,487	382,243	448,674	489,672
2007	152,911	364,689	398,671
2008	240,439	348,108
2009	95,948

Ultimate Loss
& LAE	12	24	36	48	60	72	84	96	108
2001				370	298	297	251	296	315
2002	192,726	176,652	156,931	172,534	171,010	165,156	163,133	155,308
2003	581,018	495,787	443,374	433,882	436,853	427,858	426,439
2004	880,437	813,445	738,316	722,033	716,814	712,886
2005	1,434,187	1,525,352	1,515,470	1,515,177	1,519,488
2006	675,591	623,944	608,411	608,821
2007	558,356	524,210	502,591
2008	539,793	508,873
2009	361,651

Exhibit 24, Page 2

Valuation Date: December 31, 2009	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.6191 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Segment
GROSS BASIS

Ultimate Loss
& LAE Ratio	12	24	36	48	60	72	84	96	108
2001				30.0%	24.2%	24.1%	20.4%	24.0%	25.5%
2002	50.2%	46.0%	40.9%	45.0%	44.6%	43.0%	42.5%	40.5%
2003	57.9%	49.4%	44.2%	43.2%	43.5%	42.6%	42.5%
2004	67.1%	62.0%	56.2%	55.0%	54.6%	54.3%
2005	99.4%	105.8%	105.1%	105.1%	105.4%
2006	46.9%	43.3%	42.3%	42.3%
2007	50.4%	47.3%	45.4%
2008	63.0%	59.4%
2009	44.2%

Earned Premium	12	24	36	48	60	72	84	96	108
2001				1,255	1,233	1,233	1,233	1,233	1,233
2002	315,012	374,802	380,138	391,377	385,206	385,056	383,612	383,785
2003	989,046	1,000,466	1,002,763	1,001,127	1,002,311	1,002,869	1,003,316
2004	1,279,652	1,304,658	1,307,920	1,310,357	1,311,132	1,312,586
2005	1,418,283	1,435,332	1,439,517	1,440,973	1,442,312
2006	1,394,217	1,429,533	1,437,122	1,439,928
2007	1,105,431	1,107,467	1,107,929
2008	853,437	857,060
2009	818,546

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	Total Development
2001				370	(72)	(0)	(46)	44	19	315
2002	192,726	(16,074)	(19,721)	15,603	(1,524)	(5,853)	(2,024)	(7,825)		(37,418)
2003	581,018	(85,231)	(52,413)	(9,492)	2,971	(8,995)	(1,419)			(154,579)
2004	880,437	(66,992)	(75,129)	(16,283)	(5,219)	(3,929)				(167,552)
2005	1,434,187	91,164	(9,882)	(293)	4,311					85,301
2006	675,591	(51,647)	(15,533)	409						(66,770)
2007	558,356	(34,145)	(21,620)							(55,765)
2008	539,793	(30,920)								(30,920)
2009	361,651

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	Total Development
	N/A	N/A	(16,074)	(104,583)	(103,874)	5,019	(80,740)	(66,164)	(60,972)	(427,388)

Exhibit 24, Page 3